UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02064
PAX WORLD FUNDS SERIES TRUST I

(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801

(Address of principal executive offices)	(Zip code)
Pax World Management Corp.
30 Penhallow Street, Suite 400, Portsmouth, NH 03801
Attn.: Joseph Keefe

(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-767-1729

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

PAX WORLD BALANCED FUND	December 31, 2008
PAX WORLD GROWTH FUND
PAX WORLD VALUE FUND
PAX WORLD SMALL CAP FUND
PAX WORLD HIGH YIELD BOND FUND
PAX WORLD INTERNATIONAL FUND
PAX WORLD WOMEN’S EQUITY FUND
PAX WORLD GLOBAL GREEN FUND
ANNUAL REPORT

[1]	Effective February 23, 2009, the Value Fund was merged into the Balanced Fund (Note F).
For More Information
General Fund Information
800.767.1729
Shareholder Account Information
800.372.7827
Account Inquiries
Pax World
P.O. Box 9824
Providence, RI 02940-8024
Investment Adviser
Pax World Management Corp.
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Transfer and
Dividend Disbursing Agent
PNC Global Investment Servicing
P.O. Box 9824
Providence, RI 02940-8024
Custodian
State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Letter to Shareholders
by Joseph Keefe, President & CEO
Dear fellow shareholders,
I tender to you this 2008 Annual Report as our nation endures the greatest financial crisis since the Great Depression. The bursting of the housing bubble and related subprime lending/mortgage derivatives craze have devastated financial markets and the larger economy is now in a deep recession. Each day brings news of further layoffs, store closings and bankruptcies among the nation’s leading financial institutions, the automotive sector and other troubled industries. As I write, President Obama and Congress have just agreed on a major stimulus package aimed at getting credit flowing again and providing assistance to beleaguered homeowners and businesses. And the President himself has cautioned us that it is likely to get worse before it gets better. These are truly sobering times.
Mutual fund investors have seen their portfolios decline amidst this deepening financial turmoil, and Pax World shareholders are no exception. There are signs of hope on the horizon, however, and you will note from our portfolio manager commentaries contained in this report that we are cautiously optimistic about opportunities for growth in the current market downturn, with its accompanying lower stock prices.
There are also larger lessons to be learned from the financial crisis, and we have our work cut out for us if we are going to avoid such crises in the future. Speculative bubbles, before they inevitably burst, are fundamentally the triumph of short-term thinking over long-term thinking, and of short-term investors over long-term investors. Corporations—in the current crisis, our largest financial institutions—are transformed into vehicles whose primary purpose becomes making a small group of management insiders enormously rich over very short periods of time. Nowhere is this more evident than in recent stories of outlandish executive compensation packages and outright plunder by corporate insiders who had to be shamed into abandoning $50 million corporate jets and $1 million office renovations after receiving taxpayer bailout money.
We have also seen the length to which many corporate managers will go, and the leverage their companies will take on, in order to artificially inflate asset levels and profitability. Leverage is the defining characteristic of financial bubbles, and sets the stage for a terrible day of reckoning. In this sense, the bursting of the housing bubble that set the stage for the current crisis may simply be the latest phase of a much larger credit bubble—a toxic brew of financial leverage, consumer debt and government deficits—that has been building for some time. Take, for example, the federal government itself, which has been financing its activities over the past eight years with money borrowed from our children and grandchildren, as well as from China and other nations. The economic stimulus that is now needed to jump start the economy will only add to that burden of debt, making the turnaround more challenging.
In his inaugural address, President Obama spoke of “our collective failure to make hard choices and prepare the nation for a new age... Starting today, we must pick ourselves up, dust ourselves off, and begin again the work of remaking America.” President Lincoln, to whom our new president looks for inspiration, put it another way: “We must disenthrall ourselves and then we shall save our country.”
The excessive leverage, consumption and risk-taking that comprise speculative bubbles represent a species of short-term thinking that has had disastrous consequences for our economy. Surely it is time to “pick ourselves up, dust ourselves off"—to “disenthrall ourselves” of old ways of doing business. The Sustainable Investing approach we follow at Pax World is, in our view, part of the solution. It holds that the best companies—and the best investments—are those that focus on the long-term interests of all their stakeholders: shareholders, employees, customers, communities and the natural environment. We believe this investment approach will not only serve our shareholders well in the long run but will help our portfolio managers negotiate turbulent markets in the near term as well.
So, while I cannot tell you when things will turn around, I do believe that they will. These are sobering times but they are also hopeful times. The winds of change are in the air. It is my great hope, as the Obama administration takes office, that our nation will seize the opportunity presented by the financial crisis to address longer-term, systemic issues. Among these, finding ways to promote more responsible business and investment practices will be critical if we are going to move beyond short-term thinking and bubble economics toward a more sustainable future. Simply put, pursuing sustainability makes economic sense. That is the premise underlying our investment approach at Pax, and we hope it will underscore many of the reforms that will be necessary to reinvigorate capital markets. In this regard, we have already begun to communicate our views to the new administration and we are committed to playing a positive role in this great undertaking.
In the meantime, Pax continues to launch innovative new products and improve services to our shareholders. In 2008, we launched three new mutual funds—the Pax World Small Cap Fund, the Pax World International Fund and the Pax World Global Green Fund. We believe these new funds provide a range of new investment options to Pax World shareholders across core asset classes and themes of particular interest to sustainable investors. Pax World Management Corp. also began offering a new Pax World Money Market Account at ShoreBank, one of the nation’s leading community development financial institutions, providing our shareholders with a cash management option that supports first-time home buyers, women- and minority-owned businesses, alternative energy and “green collar” jobs, and non-profit and faith-based organizations working in underserved communities.
As we enter a new year with renewed determination and hope, on behalf of all of us at Pax World I want to thank you again for your continued faith and confidence. We will do our best to live up to it. Please don’t hesitate to contact us at any time should you have any questions or concerns. In the meantime, I hope this letter finds you well and best wishes to you and yours for 2009.
Sincerely,
Joseph F. Keefe
President and CEO

Performance Information
Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management Corp. and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.
Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).
Average annual total returns For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter— in this case, December 31, 2008. This helps you to compare funds from different complexes on an equal basis.
Sustainable investing The Pax World Funds’ sustainable investing policies may inhibit the Funds’ ability to participate in certain attractive investment opportunities that otherwise would be consistent with their investment objectives and other principal investment strategies.

December 31, 2008
Pax World Balanced Fund
Portfolio Manager’s Comments
How did the Pax World Balanced Fund perform in 2008? For the one-year period ended December 31, 2008, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -30.72%, -30.58%, and -30.96%, respectively, vs. -37.00% for the S&P 500 Index and -20.10% for the 60% S&P 500/40% Barclays Capital Aggregate Bond Index blend. For the same one-year period the Lipper Balanced Fund Index had a total return of -26.18%.
What were the most important factors that influenced the performance of the Pax World Balanced Fund during 2008? A heavy weighting towards equities in the first half of the year along with poor stock selection within the energy and health care sectors caused the Fund to underperform relative to its peers. While the bond component contributed positively to the Fund’s relative and absolute return, our lower than peers allocation to fixed income offset some of this benefit. Information Technology and the utility sectors were the largest positive contributors to performance on a relative basis. Strong stock selection within the Information Technology area and an overweighting in the utility space helped the Fund outperform in these two groups relative to its peers.
What are some examples of securities bought and sold by the Pax World Balanced Fund during 2008? Although the Fund remained significantly underweight within the financial service sector throughout the year, we still chose to eliminate two insurance companies from the portfolio. Both Lincoln National and Principal Financial Group were sold due to the severe economic conditions impacting their businesses. ABB Ltd, a Swiss based power technology company; Aecom Technology, an engineering and construction management firm; and Joy Global, a manufacturer of mining equipment; were all sold because they no longer met our ESG (environmental, social and governance) criteria.
As a result of the severe economic crisis, we invested in companies we believe exhibit defensive characteristics with respect to the economy. American Water Works, a water utility, and Heinz and Ralcorp, two food processors, were added to the portfolio. Due to a large amount of branded drugs coming off patent and a new administration focused on cutting healthcare expenses, we also purchased Teva Pharmaceuticals, an Israeli-based generic pharmaceutical company.

December 31, 2008
Pax World Balanced Fund, continued
Portfolio Highlights
Average Total Returns — Period ended December 31, 2008

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PAXWX	-30.72%	-5.66%	0.06%	1.90%
Institutional Class[2]	PAXIX	-30.58%	-5.52%	0.15%	1.94%
R Class[3]	PAXRX	-30.96%	-5.76%	0.00%	1.87%

S&P 500 Index4, [8]		-37.00%	-8.34%	-2.19%	-1.38%
Blended Index5, 6, [8]		-20.10%	-2.80%	0.55%	1.42%
Lipper Balanced Funds Index7, [8]		-26.18%	-4.26%	0.12%	1.53%

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 2, 2007 is -15.24% (annualized).

December 31, 2008

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class shares return since April 2, 2007 is -15.61% (annualized).

[4]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

[5]	The Blended Index is comprised of 60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index.

[6]	Effective November 3, 2008, the Lehman Brothers Aggregate Bond Index changed its name to Barclays Capital Aggregate Bond Index. The Barclays Capital Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

[7]	The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]	Unlike the Balanced Fund, the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	54.2%
Foreign Stocks	8.0%
U.S. Bonds	36.1%
Foreign Bonds	0.5%
Exchange Traded Funds	0.8%
Cash & Equivalents	0.4%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Procter & Gamble Co.	2.5%
Baxter International, Inc.	2.2%
Becton Dickenson & Co.	2.0%
QUALCOMM, Inc.	2.0%
CVS Caremark Corp.	1.9%
PepsiCo, Inc.	1.8%
Cisco Systems, Inc.	1.8%
Automatic Data Processing	1.7%
Amgen, Inc.	1.5%
Avon Products, Inc.	1.4%

Total	18.8%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2008
Pax World Balanced Fund, continued
Sector Diversification

Sector	Percent of Net Assets

Bonds[1]	36.5%
Information Technology	14.0%
Consumer Staples	12.0%
Health Care	10.8%
Energy	6.9%
Utilities	4.8%
Financials	3.9%
Telecommunication Services	3.9%
Consumer Discretionary	3.5%
Industrials	2.3%
Exchange Traded Funds	0.8%
Other	0.6%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

[1]	Bonds are a blend of the following: 7.0% Corp., 11.6% Agency, 7.7% Mortgage Backed, 7.5% Treasury, 2.0% Municipal, and 0.7% Gov’t Bonds.

December 31, 2008
Pax World Growth Fund
Portfolio Managers’ Comments
How did the Pax World Growth Fund perform in 2008? For the one-year period ended December 31, 2008, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -41.52%, -41.44%, and -41.58%, respectively, vs. total returns of -38.44% for the Russell 3000 Growth Index, and -42.44% for the Lipper Multi-Cap Growth Funds Index.
What were the most important factors that influenced the performance of the Pax World Growth Fund during 2008? Sector Allocation was one of the most important factors that influenced the performance of the Growth Fund. Consumer Staples was the biggest detractor to the Fund’s relative performance. Over the past few quarters we had increased our allocation in “early cyclical” sectors and decreased holdings in defensive sectors. While this hurt performance for the short-term, we believe it is the right long-term strategy.
One of the biggest positive contributors to performance was our stock selection in the utilities sector.
What are some examples of securities bought and sold by the Pax World Growth Fund during 2008? We continued to boost the Fund’s stake in Information Technology and Consumer Discretionary while reducing positions in Health Care and Telecommunication Services. These changes were driven by the top-down view that these “early cyclical” sectors will hopefully outperform as the economy eventually recovers. Some specific names the Fund bought include Amazon.com, Cognizant Technology, Google, Game Group, Best Buy and Itron, Inc.
Some of the Fund’s sells included American Movil, Coventry Health, Hologic Inc. and Humana.

December 31, 2008
Pax World Growth Fund, continued
Portfolio Highlights
The line graph above for the Pax World Growth Fund includes the initial sales charge that was in effect until 11/1/99. If the initial sales charge of 2.5% were not taken into account, a $10,000 investment on 12/31/98 would have netted $7,465 for Individual Investor Class, $7,480 for Institutional Class, and $7,451 for R Class as of December 31, 2008.
Average Total Returns — Period ended December 31, 2008

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWGX	-41.52%	-13.44%	-3.24%	-2.88%
Institutional Class[2]	PWGIX	-41.44%	-13.38%	-3.20%	-2.86%
R Class[3]	PXGRX	-41.58%	-13.49%	-3.28%	-2.90%

Russell 3000 Growth Index4, [6]		-38.44%	-9.12%	-3.33%	-4.01%
Lipper Multi-Cap Growth Funds Index5, [6]		-42.44%	-10.83%	-2.95%	-2.36%

[1]	Return figures do not include the 2.50% initial sales charge that was in effect until November 1, 1999. The average annual total return for the ten year period with the initial sales charge included is -3.13%.The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

December 31, 2008

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 2, 2007 is -22.81% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class shares return since April 2, 2007 is -22.98% (annualized).

[4]	The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

[5]	The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	85.3%
Foreign Stocks	12.4%
Exchange Traded Funds	0.0%
Cash & Equivalents	2.3%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Gilead Sciences, Inc.	3.3%
International Business Machines Corp.	3.1%
General Mills, Inc.	2.3%
Nike, Inc., Class B	2.3%
United Parcel Service, Inc., Class B	2.2%
Microsoft Corp.	2.2%
Cisco Systems, Inc.	2.2%
Quanta Services, Inc.	2.1%
Thermo Fisher Scientific, Inc.	2.1%
Expeditors International of Washington, Inc.	2.1%

Total	23.9%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2008
Pax World Growth Fund, continued
Sector Diversification

Sector	Percent of Net Assets

Information Technology	29.2%
Health Care	15.1%
Consumer Discretionary	12.7%
Industrials	12.5%
Consumer Staples	8.9%
Energy	8.0%
Financials	4.9%
Materials	4.2%
Telecommunications Services	2.4%
Utilities	1.1%
Other	1.0%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2008
Pax World Value Fund*
Portfolio Manager’s Comments
How did the Pax World Value Fund perform in 2008? For the one-year period ended December 31, 2008, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -48.61%, -48.57%, and -48.79%, respectively, vs. -36.25% for the Russell 3000 Value Index, and -37.60 for the Russell 1000 Index. For the same one-year period the Lipper Multi-Cap Value Funds Index had a total return of -37.65%.
What were the most important factors that influenced the performance of the Pax World Value Fund during 2008? The staggering economic crisis that impacted financial markets over the past year and in particular over the fourth quarter of 2008 contributed significantly to the Fund’s underperformance. The underperformance was primarily attributable to sector allocation and stock selection in the Financials sector. This market downturn has been particularly punishing for the Financials sector, the epicenter of the credit, liquidity, and capital squeeze where the Pax World Value Fund had significant holdings. Although the Fund started the year with a meaningful underweight in the Financials sector, the decision to gradually add to positions as the Federal Reserve Board and the Treasury undertook actions to stabilize the sector proved to be premature.
What are some examples of securities bought and sold by the Pax World Value Fund during 2008? The Fund raised weights in Financials opportunistically following the massive correction in the sector. Although confidence in the sector was expected to restore slowly, favorable monetary policies, a steep yield curve and attractive valuations pointed to a bottoming process. Companies bought include JP Morgan, Janus Capital, CME Group, and State Street. Focus here was on companies that either had no credit exposure or much less than their peers or that had addressed credit and capital issues. That move, however, proved to be wrong, placing an enormous drag on the Fund’s performance.
Additionally, some of the major themes the Fund invested in were water and waste and agriculture and food. The Fund invested in Veolia, a water and waste management company that we felt had a considerable growth opportunity driven by rising environmental standards globally. CNH Global, an agriculture equipment

*	The Pax World Value Fund merged into the Pax World Balanced Fund on February 23, 2009. (Note F)

December 31, 2008
Pax World Value Fund, continued
company, and Syngenta, a crop protection and seed company, were purchased with a similar rising standards theme in the consumption food products sector.
The Fund sold positions either due to acquisitions where intrinsic values were realized or because the fundamentals deteriorated and a loss of intrinsic value occurred. Examples include Bright Horizons Family Solutions, which earlier in the year announced an agreement to be acquired by a private equity firm. Additionally, United Technologies made an offer to acquire Diebold, and Iberdrola SA announced plans to acquire Energy East. The premiums offered for these companies highlighted our process in identifying undervalued stocks and the Value Fund sold its holdings. In addition, although oil prices gave back all the appreciation from the first half of 2008, credit market seizure started to impact the cyclical sectors with a marked slowdown in demand for industrial products and services. For example, Empresas ICA S.A., an engineering and construction company that builds highways, dams, and other real estate projects saw its order book impacted by industrial project delays from the public and private sector as well as a rise in input costs. We expect this environment to persist in the foreseeable future and we therefore eliminated the company from the Fund.
Portfolio Highlights

December 31, 2008
Average Total Returns1 — Period ended December 31, 2008

	Ticker		Since
Share class	Symbol	1 year	Inception

Individual Investor Class[1]	PAXVX	-48.61%	-40.30%
Institutional Class[1]	PXVIX	-48.57%	-40.22%
R Class[1]	PXVRX	-48.79%	-40.49%

Russell 3000 Index[2,5]		-36.25%	-31.18%
Russell 1000 Index[3,5]		-37.60%	-30.50%
Lipper Multi-Cap Value Funds Index4,[5]		-37.65%	-32.16%

[1]	The Fund’s inception date is September 17, 2007. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

[3]	The Russell 1000 Index measures the performance of the largest 1000 securities in the Russell 3000, representing approximately 92% of the U.S. equity market.

[4]	The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds Average. The Lipper Multi-Cap Value Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Value Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[5]	Unlike the Value Fund, the Russell 3000 Value Index, the Russell 1000 Index, and the Lipper Multi-Cap Value Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Value Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	79.7%
Foreign Stocks	13.1%
Exchange Traded Funds	2.5%
Cash & Equivalents	4.7%

Total	100.0%

December 31, 2008
Pax World Value Fund, continued
Top Ten Holdings

Company	Percent of Net Assets

JPMorgan Chase & Co.	4.3%
Kraft Foods, Inc., Class A	3.5%
Amgen, Inc.	3.2%
Pfizer, Inc.	3.1%
Microsoft Corp.	2.8%
ConocoPhillips	2.7%
Boston Private Financial Holdings, Inc.	2.5%
American Water Works Co., Inc.	2.2%
XTO Energy, Inc.	2.1%
EMC Corp.	1.9%

Total	28.3%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Financials	22.0%
Health Care	13.8%
Information Technology	10.6%
Consumer Staples	10.2%
Energy	9.6%
Utilities	7.7%
Industrials	7.5%
Consumer Discretionary	5.8%
Telecommunications Services	3.8%
Materials	2.5%
Exchange Traded Funds	2.5%
Other	4.0%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2008
Pax World Small Cap Fund
Portfolio Manager’s Comments
How did the Pax World Small Cap Fund perform in the since-inception period from March 27, 2008 to December 31, 2008? For the period from the Fund’s inception on March 27, 2008 until December 31, 2008, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -32.07%, -31.92%, and -32.20%, respectively, vs. -26.98% for the Russell 2000 Index. For the same since-inception period, the Lipper Small-Cap Core Funds Index had a total return of -29.32%.
What were the most important factors that influenced the performance of the Pax World Small Cap Fund during the since-inception period from March 27, 2008 to December 31, 2008? Stock selection was an important factor in the performance of the Small Cap Fund during the period.
Our stock selection within the Information Technology sector was a positive contributor to the Fund’s relative performance. We maintained an underweight position in Information Technology versus the benchmark as economic conditions deteriorated. This added to performance as the sector underperformed relative to the Russell 2000 Index. We may raise the Information Technology sector weight in 2009 if the economic growth outlook improves.
Stock selection within the Industrials sector detracted from performance during the period. The companies that performed poorly were impacted by a greater than anticipated slowdown in global growth. In addition, the tightening of credit conditions in the latter part of the year was a negative factor.
What are some examples of securities bought and sold by the Pax World Small Cap Fund during the since-inception period from March 27, 2008 to December 31, 2008? During the period, some of the securities added to the portfolio included Gamestop, American Physicians Capital, Optimer Pharmaceuticals and Chicos.
Some of the names sold during the period included LKQ Corp, Affiliated Managers Group, Airgas and Middleby.

December 31, 2008
Pax World Small Cap Fund, continued
Portfolio Highlights
Fund Performance

		Total Return
	Ticker		Since
Share class	Symbol	3 months	Inception

Individual Investor Class[1]	PXSCX	-28.80%	-32.07%
Institutional Class[1]	PXSIX	-28.71%	-31.92%
R Class[1]	PXSRX	-28.86%	-32.20%

Russell 2000 Index2, [4]		-26.12%	-26.98%
Lipper Small-Cap Core Funds Index[3,4]		-25.49%	-29.32%

[1]	The Fund’s inception date is March 27, 2008. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The Russell 2000 Index is an unmanaged index and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[3]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets

December 31, 2008

in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator

[4]	Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	90.2%
Foreign Stocks	2.1%
Exchange Traded Funds	3.8%
Cash & Equivalents	3.9%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Pharmaceutical Product Development, Inc.	3.1%
American Physicians	3.0%
Burger King Holdings, Inc.	2.9%
VCA Antech, Inc	2.8%
Syniverse Holdings, Inc	2.8%
Continental Airlines, Inc., Class B	2.7%
Hologic, Inc.	2.5%
Capital Southwest Corp	2.4%
optionsXpress Holdings, Inc.	2.3%
Pool Corp.	2.3%

Total	26.8%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Financials	21.5%
Health Care	21.1%
Information Technology	10.4%
Consumer Discretionary	9.8%
Energy	9.1%
Utilities	6.6%
Consumer Staples	4.8%
Industrials	4.3%
Materials	4.3%
Telecommunications Services	2.8%
Exchange Traded Funds	3.9%
Other	1.4%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2008
Pax World International Fund
Portfolio Manager’s Comments
How did the Pax World International Fund perform in the since-inception period from March 27, 2008 to December 31, 2008? For the period from the Fund’s inception on March 27, 2008 until December  31, 2008, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -37.26%, -37.13%, and -37.43%, respectively, vs.
-38.19% for the MSCI EAFE (Net) Index. For the same since-inception period, the Lipper International Large-Cap Core Funds Index had a total return of -37.86%.
What were the most important factors that influenced the performance of the Pax World International Fund during the since-inception period from March 27, 2008 to December 31, 2008? Regional, sector and currency allocation decisions played the largest role in the Fund’s outperformance since inception. With the credit crisis looming early in the year, a conscious decision was made to focus the portfolio away from what we believed were more vulnerable areas such as Europe, the U.K., and the Financials sector, and towards what we believed were more resilient areas such as Healthcare, Japan and its undervalued Yen. During the last three quarters of 2008, Japanese equities dramatically outperformed the rest of MSCI EAFE, while the Yen appreciated substantially against all major currencies, including the U.S. Dollar. Therefore, the portfolio benefited from being overweight Japan, including a large Yen ETF position, and from being underweight Europe and the U.K. From a sector perspective, the Fund benefited most from a large underweight in the Financials sector, which dramatically underperformed the market, and from an overweight in the outperforming Health Care stocks. Stock selection was also a significant contributor in the Financials sector, where the focus on banks with strong balance sheets meant avoiding the largest decliners in 2008. Performance was negatively impacted by poor stock selection in the Energy, Utilities, and Industrials sectors. The focus on clean tech, alternative energy, hydropower, water utilities, and upstream oilfield investment led to underperformance, as these areas were punished due to the precipitous decline in energy prices during the second half of 2008.

December 31, 2008
What are some examples of securities bought and sold by the Pax World International Fund during the since-inception period from March 27, 2008 to December 31, 2008? During the three quarters since inception, the evolution of the Fund was focused on increasing exposure to Japan and the Yen, Asia, and Brazil at the expense of Europe, the U.K., and Australia, and also to cut further the portfolio’s exposure to Financials. This move was based on continued concerns regarding the disproportionate impact of the credit crisis on the European and U.K. economies, and on the Financials sector. There was also an increased focus in the Fund on companies that we believe might benefit from any infrastructure spending resulting from fiscal stimulus packages being implemented around the world in response to the global recession.
New holdings added to the portfolio over the past nine months include Kobe Steel, NGK insulators, Pennon Group, Vinci, Hyflux, Raffles Education, Petrobras, and a Brazilian Real ETF.
Companies sold from the portfolio during this period include Tesco, Kesa, Lloyds Banking Group, Swiss Re, SAP, ABB, and Quantas.
Portfolio Highlights

December 31, 2008
Pax World International Fund, continued
Fund Performance

		Total Return
	Ticker		Since
Share class	Symbol	3 month	Inception

Individual Investor Class[1]	PXINX	-20.78%	-37.26%
Institutional Class[1]	PXNIX	-20.72%	-37.13%
R Class[1]	PXIRX	-20.90%	-37.43%

MSCI EAFE Index[2,4]		-19.95%	-38.19%
Lipper International Large-Cap Core Funds Index[3,4]		-21.05%	-37.86%

[1]	The Fund’s inception date is March 27, 2008. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index and is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

[4]	Unlike the International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

Foreign Stocks	77.7%
Foreign Preferred	0.4%
Exchange Traded Funds: Commodity & Currency	8.9%
Cash & Equivalents	13.0%

Total	100.0%

December 31, 2008
Top Ten Holdings

Company	Percent of Net Assets

CurrencyShares Japanese Yen Trust	4.8%
StatoilHydro ASA, ADR	4.0%
Kao Corp.	2.9%
Roche Holding AG	2.6%
Eisai Co., Ltd.	2.4%
Vodafone Group PLC, ADR	2.2%
HSBC Holdings PLC, ADR	2.2%
Nippon Building Fund, Inc., REIT	2.1%
Central Japan Railway Co.	2.1%
Veolia Environnement, ADR	2.0%

Total	27.3%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Financials	16.4%
Industrials	11.1%
Health Care	9.7%
Consumer Staples	9.3%
Consumer Discretionary	8.7%
Energy	7.8%
Materials	7.5%
Utilities	5.8%
Telecommunications Services	5.0%
Information Technology	4.0%
Exchange Traded Funds: Commodity & Currency	9.7%
Other	5.0%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2008
Pax World International Fund, continued
Geographical Diversification

Country	Percent of Net Assets

Japan	21.2%
Great Britain	11.0%
France	8.0%
Germany	6.8%
Switzerland	5.7%
Norway	5.7%
Netherlands	3.6%
Australia	3.1%
Turkey	2.5%
Greece	2.4%
Belgium	2.0%
Finland	2.0%
Singapore	1.7%
Sweden	1.6%
Brazil	1.4%
Italy	1.3%
Hong Kong	1.2%
Austria	0.9%
Spain	0.9%
Taiwan	0.7%
Ireland	0.6%
China	0.6%
Canada	0.4%
Other	14.7%

Total	100.0%

December 31, 2008
Pax World High Yield Bond Fund
Portfolio Manager’s Comments
How did the Pax World High Yield Bond Fund perform in 2008? For the one-year period ended December 31, 2008, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -20.61%, -20.38%, and -20.91%, respectively, vs. total returns of -26.21% for the Merrill Lynch High Yield Master I Index and -28.84% for Lipper High Current Yield Funds Index for the same one-year period.
What were the most important factors that influenced the performance of the Pax World High Yield Bond Fund during 2008? The biggest impact on the performance of the Fund was the credit crunch and ensuing liquidity crisis that occurred last year, making 2008 the worst year ever for high yield bonds. What started as a subprime mortgage problem became a worldwide financial crisis, resulting in the bailout of Freddie Mac and Fannie Mae by the U.S. government and the collapse of Lehman Brothers and Bear Stearns, two institutions that had survived the Great Depression.
The headline news and global slowdown forced liquidations and deleveraging in the financial markets, crushing both equity and bond values. Falling home prices caused huge losses on bank balance sheets and subsequent hoarding by the banks virtually froze the credit markets.
These factors caused yield spreads over the 10 year Treasury to gap from approximately 600 at year-end 2007 to 1730 at year-end 2008.
Due to the unraveling of the markets, we positioned the portfolio in higher quality, more defensive names. By year end we had increased our BB and BBB rated bonds to 46% from 24% of our bond holdings and reduced our CCC and not rated bonds to 7% from 10% of our bond holdings from year end 2007. The BB/BBB rated bonds performed the best during the year and the CCC/NR bonds performed the worst.
We also were underweighted in several sectors that were hit hard: Media, Cyclical Services, and Gaming.

December 31, 2008
Pax World High Yield Bond Fund, continued
The above actions helped us to outperform the indexes for the year.
What are some examples of securities bought and sold by the Pax World High Yield Bond Fund during 2008? Last year, we bought more than we sold due to record inflows of $44 million into the Fund.
We sold what we believed to be riskier names in the Consumer Discretionary sector such as Brookstone, Blockbuster and Travelport and added to the more stable discretionary names including Direct TV, GameStop, and Sally Beauty.
We also added to some consumer staples names like Chattem and Stater Brothers, and purchased Chiquita and Susser Holdings, both new positions.
We added to the Health Care sector, building new positions in Axcan, Fresenius, HCA, and Universal Hospital Services.
We also added to Telecom and increased our holdings in MetroPCS, City Telecom, and Millicom, and added to some lower risk Energy names including Compagnie Generale de Geophysiques and Denbury Resources.
Portfolio Highlights

December 31, 2008
Average Total Returns — Period ended December 31, 2008

	Ticker				Since
Share class	Symbol	1 year	3 year	5 year	Inception

Individual Investor Class[1]	PAXHX	-20.61%	-2.57%	0.80%	2.38%
Institutional Class[2]	PXHIX	-20.38%	-2.42%	1.00%	2.49%
R Class[3]	PXHRX	-20.91%	-2.79%	0.66%	2.30%

Merrill Lynch High Yield Master I Index[4,6]		-26.21%	-5.57%	-0.84%	2.42%
Lipper High Current Yield Funds Index[5,6]		-28.84%	-7.15%	-1.87%	0.31%

[1]	The Fund’s inception date is October 8, 1999. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares represents the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since June 1, 2004 is 0.98% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class shares return since April 2, 2007 is -11.57% (annualized).

[4]	The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

[5]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the High Yield Bond Fund, the Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Bonds	64.8%
Foreign Bonds	22.0%
Foreign Stocks	2.0%
U.S Stocks	1.3%
Cash & Equivalents	9.9%

Total	100.0%

December 31, 2008
Pax World High Yield Bond Fund, continued
Credit Quality

Bond Rating	Percent of Bonds

BBB	2.4%
BB	43.8%
B	47.1%
CCC	6.2%
Not Rated	0.5%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Millicom International Cellular SA, 10.000%, 12/01/13	2.3%
Hanger Orthopedic Group, Inc., 10.250%, 06/01/14	2.3%
FTI Consulting, Inc., 7.750%, 10/01/16	2.2%
GameStop Corp. & GS, Inc., 8.000%, 10/01/12	2.0%
HCA, Inc., 9.250%, 11/15/16	2.0%
Da-Lite Screen Co., Inc., 9.500%, 05/15/11	1.9%
Susser Holdings & Finance Corp., 10.625%, 12/15/13	1.9%
MetroPCS Wireless, Inc., 9.250%, 11/01/14	1.9%
Nordic Telephone Co. Holdings ApS, 144A, 8.875%, 05/01/16	1.8%
DirectTV Holdings, LLC/Financing Co., 7.625%, 05/15/16	1.7%

Total	20.0%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash & equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Consumer Discretionary	19.0%
Health Care	14.1%
Telecommunication Services	12.7%
Energy	10.3%
Industrials	10.3%
Consumer Staples	9.3%
Financials	5.8%
Materials	3.8%
Utilities	1.7%
Information Technology	1.7%
Other	11.3%

Total	100.0%

December 31, 2008
Geographic Diversification

Country	Percent of Net Assets

United States	65.1%
Mexico	4.8%
Luxembourg	4.0%
Cayman Islands	3.1%
Denmark	1.8%
Singapore	1.7%
Greece	1.4%
France	1.3%
South Africa	1.3%
Bermuda	1.1%
Bahamas	1.0%
Hong Kong	0.9%
Netherlands	0.7%
Brazil	0.5%
Other	11.3%

Total	100.0%

[1]	Includes money market securities, certificates of deposit, commercial paper and cash and equivalents, if applicable.

December 31, 2008
Pax World Women’s Equity Fund
Portfolio Manager’s Comments
How did the Pax World Women’s Equity Fund perform in 2008? For the one-year period ended December 31, 2008, the Individual Investor Class and the Institutional Class sharesof the Fund had total returns of -39.69% and -39.52%, respectively, vs. -37.31% for the Russell 3000 Index. For the same one-year period the Lipper Multi-Cap Core Funds Index had a total return of -39.45%.
What were the most important factors that influenced the performance of the Pax World Women’s Equity Fund during 2008? The factors that influenced Pax World Women’s Equity Fund performance during 2008 were a confluence of macroeconomic factors coupled with sector allocation and stock selection within the portfolio. The credit crisis that started earlier in the year and the ensuing market conditions were anything but ordinary given the unfolding of the housing bubble and the unsustainable leverage in the financial markets. Following Lehman Brothers’ announcement of a bankruptcy on September 15, 2008, the credit markets seized up and the global credit markets started their dreadful declines with a prospect for severe global recession that had been discounted up until that point.
In this environment, no sector was spared from market wrath, with Financials and Commodity sectors among the hardest hit. The Fund had a little over 24% of its average assets in the energy and financial sectors, representing an underweight relative to the Russell 3000 benchmark. The sector allocation impact was minor, however. The Fund’s performance was primarily influenced by the fact that a number of securities held in these sectors, as well as in the Consumer Staples sector, were out of favor, which contributed to the entire portfolio’s underperformance.
What are some examples of securities bought and sold by the Pax World Women’s Equity Fund during 2008? The Fund made some opportunistic purchases in the Financials sector following the massive correction. Although confidence in the sector was expected to restore slowly, favorable monetary policies, a steep yield curve and attractive valuations pointed to a bottoming process. Examples of some companies that were bought in this sector are Blackrock and CME Group. Focus here was on companies that we felt either had no credit exposure or much less than

December 31, 2008
their peers or that had addressed credit and capital issues. That move proved to be wrong, placing a drag on the Fund’s performance.
Additionally, some of the major themes that the Fund invested in were lower end discretionary stocks such as Burger King (BKC) and Gamestop (GME). BKC is in a sweet spot with consumers trading down in the fast food restaurant space and with a solid balance sheet and a new product roll-out. GME is also benefitting from the similar theme of consumer trade down effect where the company has a dominant position in the used game segment.
In terms of portfolio sales, the Fund eliminated positions either where intrinsic values were realized, or fundamentals deteriorated and a loss of intrinsic value occurred, or the companies no longer met our ESG criteria. SAP, a global software company, and Bright Horizons, a childcare company, were sold from the portfolio as the shares approached our intrinsic value estimates. Furthermore, deterioration in fundamentals based on macroeconomic and company specific issues allows us to reassess our initial thesis and use it for capital re-deployment in alternative opportunities. For example, natural gas and oil service stocks were impacted dramatically by forced redemptions in addition to the commodity price declines during fourth quarter of 2008. In this environment, Chesapeake Energy (CHK) was not only impacted by the commodity price declines but also was hit by the credit freeze. CHK was experiencing near-term liquidity concerns and the Fund sold the shares to re-deploy in Petrobras (PBR). PBR is a global integrated oil company with a potential to create significant value through development of oil fields recently discovered off the coast of Brazil. And last but not the least, companies are sold from the portfolios when they no longer meet our ESG criteria. Aecom Technology and Illinois Tool Works are examples of the companies that no longer met our ESG criteria and were eliminated.

December 31, 2008
Pax World Women’s Equity Fund, continued
Portfolio Highlights
Average Total Returns — Period ended December 31, 2008

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWEX	-39.69%	-10.23%	-4.29%	-0.92%
Institutional Class[2]	PXWIX	-39.52%	-9.99%	-4.14%	-0.84%

Russell 3000 Index[3,5]		-37.31%	-8.63%	-1.95%	-0.80%
Lipper Multi-Cap Core Funds Index[4,5]		-39.45%	-9.86%	-2.29%	-0.47%

[1]	The Fund’s inception date is October 1, 1993. Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, acquired the Women’s Equity Fund on October 29, 2007. Performance information shown for periods prior to the acquisition is the performance of Retail Class shares of the acquired Women’s Equity Fund, which has not been adjusted to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares represents the performance of the Retail Class shares of the acquired Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund. If such expense adjustments and

December 31, 2008

allocable expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 19, 2006 is -12.45% (annualized).

[3]	The Russell 3000 Index measures the performance of the broad U.S. Equity universe, representing approximately 98% of the U.S. Equity market. Unlike the Women’s Equity Fund, the Russell 3000 Index is not an investment, is not professionally managed, has no policy of sustainable investing and does not reflect deductions for fees, expenses or taxes.

[4]	The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the Growth Fund, the Lipper Multi-Cap Growth Funds Index is not an investment, is not professionally managed and has no policy of sustainable investing.

[5]	Unlike the Women’s Equity Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	74.7%
Foreign Stocks	16.0%
U.S. Bonds	3.8%
Exchange Traded Funds	2.8%
Cash & Equivalents	2.7%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Microsoft Corp.	3.3%
Procter & Gamble Co.	3.1%
BlackRock, Inc.	3.1%
Johnson & Johnson	2.7%
Novartis AG, ADR	2.5%
ConocoPhillips	2.4%
T Rowe Price Group, Inc.	2.3%
Genentech, Inc.	2.2%
CME Group, Inc.	2.2%
Teva Pharmaceutical Industries, Ltd., ADR	2.1%

Total	25.9%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2008
Pax World Women’s Equity Fund, continued
Sector Diversification

Sector	Percent of Net Assets

Health Care	17.2%
Financials	14.6%
Information Technology	13.2%
Consumer Staples	12.4%
Consumer Discretionary	10.2%
Energy	8.9%
Industrials	6.8%
Materials	4.9%
Utilities	3.0%
Telecommunication Services	2.1%
Corporate Bonds	3.9%
Exchange Traded Funds	2.9%
Other	-0.1%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2008
Pax World Global Green Fund
Portfolio Manager’s Comments
How did the Pax World Global Green Fund perform in the since-inception period from March 27, 2008 to December 31, 2008? For the period from the Fund’s inception on March 27, 2008 until December 31, 2008, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of -35.92%, -35.83%, and -36.12%, respectively, vs. -35.08% for the MSCI World (Net) Index. FTSE Environmental Opportunities Index Series was -38.26%. For the same since-inception period the Lipper Global Small- Mid-Cap Core Funds Index had a total return of -38.53%.
What were the most important factors that influenced the performance of the Pax World Global Green Fund during the since-inception period from March 27, 2008 to December 31, 2008? The period was characterized by high volatility, with the global markets reacting negatively to challenging macro economic conditions. As such, we found that the key drivers of the portfolio performance during the year were macro economic, rather than specific to the environmental/green sector. These challenges included 1) the worldwide banking crisis and resulting impact on the cost and availability of debt, including for renewable energy projects; 2) inflation that affected pricing in multiple markets; 3) oil and other commodity price volatility that is particularly challenging for companies operating in renewable energy and commodity recycling; 4) sustained housing market softness that was negative for companies focused on energy efficiency in buildings; as well as 5) simultaneous recession in the U.S., Europe and key Asian markets. In addition, we note that during the year, the U.S. Dollar strengthened appreciably against a number of key currencies (and the Euro in particular), which also had a negative impact on performance. On a more positive note, in the final months of the year, the markets witnessed the implementation of additional coordinated global interest rate cuts, the implementation of and greater visibility on economic stimulus packages (most notably the TARP in the U.S. and an infrastructure package in China), a bailout of the U.S. automotive companies, as well as the election of Barack Obama to the

December 31, 2008
Pax World Global Green Fund, continued
White House, all of which we believe helped markets to strengthen somewhat toward the end of the year.
What are some examples of securities bought and sold by the Pax World Global Green Fund during the since-inception period from March 27, 2008 to December 31, 2008? From the creation of the portfolio in March, we added to many positions, and continued to react to macro economic developments, as well as thematic drivers of the environmental sector. The Fund increased portfolio weightings in selected defensive companies, with utility, or ‘utility-like’ earnings visibility during the period. These included EDP Renovaveis (wind IPP, Spain), EDF Energies Nouvelles (wind IPP, France), California Water (water utility, U.S.), and Covanta (waste-to-energy, U.S.). In addition, the Fund added to positions in early-cycle companies on low valuations, which we believe will be the first beneficiaries of a recovery in credit markets and the broader macro economy, an example being Baldor (energy efficient motors, U.S.). New additions to the portfolio during the period included GEA (energy efficient heat exchangers, Germany), 3M (diversified consumer group with growing environmental content in water, energy efficiency and renewable energy, U.S.), Denso (hybrid vehicle and fuel efficiency auto components, Japan) and Sunpower (integrated solar supplier, U.S.). The purchase of Sunpower represented the Fund’s first move into the solar sector, which we believe is an important long term component of a balanced renewable energy mix. Sunpower has superior vertical integration relative to its peers, and access to large utility power projects. During the period since launch, we also exited our position in Hansen Transmissions (wind gearboxes, Belgium) and Linde (industrial gases, Germany) when the companies reached our target prices after periods of outperformance.

December 31, 2008
Portfolio Highlights
Fund Performance

		Total Return
	Ticker		Since
Share class	Symbol	Quarter	Inception

Individual Investor Class[1]	PGRNX	-21.28%	-35.92%
Institutional Class[1]	PGINX	-21.26%	-35.83%
R Class[1]	PGRGX	-21.34%	-36.12%

MSCI World Index[2,5]		-21.77%	-35.08%
FTSE Environmental Opportunities Index Series[3,5]		-20.60%	-38.26%
Lipper Global Small/Mid-Cap Funds Index[4,5]		-26.71%	-38.53%

[1]	The Fund’s inception date is March 27, 2008. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI World Index is an unmanaged index and is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

December 31, 2008
Pax World Global Green Fund, continued

[3]	The FTSE Environmental Opportunities Index measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste & pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax World Global Green Fund.

[4]	The Lipper Global Small/Mid-Cap Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Small/Mid-Cap Funds Average. The Lipper Global Small/Mid-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor.

[5]	Unlike the Global Green Fund, the MSCI World Index, the FTSE Environmental Opportunities Index , and the Lipper Global Small/Mid-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Small/Mid-Cap Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

Foreign Stocks	61.2%
U.S. Stocks	35.0%
Cash & Equivalents	3.8%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Thermo Fisher Scientific, Inc.	2.5%
Praxair, Inc.	2.5%
Novozymes A/S	2.5%
Pentair, Inc.	2.4%
Veolia Environnement	2.4%
Hera SpA	2.4%
Gamesa Corp. Technologica SA	2.3%
EDP Renovaveis SA	2.2%
Pennon Group PLC	2.2%
California Water Service Group	2.1%

Total	23.5%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2008
Industries

Industry	Percent of Net Assets

Electrical Equipment	14.2%
Machinery	12.1%
Commercial Services & Supplies	11.4%
Electronic Equipment & Instruments	8.4%
Independent Power Producers & Energy Traders	7.1%
Water Utilities	6.9%
Chemicals	6.1%
Auto Components	5.7%
Multi-Utilities	4.8%
Building Products	3.5%
Construction & Engineering	3.4%
Life Sciences Tools & Services	2.5%
Distributors	2.0%
Professional Services	1.4%
Metals & Mining	1.4%
Industrial Conglomerates	1.2%
Oil, Gas & Consumable Fuels	1.2%
Containers & Packaging	1.0%
Paper & Forest Products	0.7%
Semiconductors & Semiconductor Equipment	0.2%
Other	4.8%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.
Geographic Diversification

Country	Percent of Net Assets

United States	34.7%
Japan	12.1%
Great Britain	7.4%
Spain	6.0%
France	5.6%
Denmark	4.1%
Italy	2.4%
Canada	2.2%
Finland	2.2%
Sweden	2.0%
Hong Kong	2.0%
Netherlands	2.0%
Germany	1.8%
Taiwan	1.4%
Australia	1.4%
Switzerland	1.3%
Ireland	1.2%
Belgium	1.2%
Philippines	1.1%
Norway	1.1%
China	1.0%
Austria	1.0%
Cash & Equivalents	4.8%

Total	100.0%

December 31, 2008
Sustainable Investing
Sustainability Update
2008 was a challenging year, and the last six months of the year were among the most painful periods ever in modern economic and financial history. While economic hardship is never pleasant, it has had at least one pleasant effect: people everywhere seem to be reconnecting with family, friends, and other pleasures that do not require any expenditure, except time. It is always good to remember that the sources of real value are not necessarily pecuniary, and not necessarily built for instant, enormous gratification.
The good news is that progress toward true sustainability continues, and while the pace of investment in a more sustainable economy has, like everything else, been slowed by the recession, we see numerous signs that it has not been abandoned. Pax World is a participant in several stakeholder dialogues with companies, including Dell and AEP. Both companies have reaffirmed their commitments to becoming more sustainable, including specific commitments to lighten their contributions to climate change. We recently were able to withdraw a shareholder resolution we filed with Ameriprise, which agreed to take steps toward sustainability reporting and to make a public response to the Carbon Disclosure Project. We have also co-filed shareholder resolutions with CVS on disclosure of political donations, with State Street on incorporating climate risk and sustainability into its proxy voting policies, and with ConocoPhillips on disclosure of environmental impacts and issues involving its Canadian Tar Sands facilities.
Pax also wrote letters to 16 companies held in the Women’s Equity Fund that operate in countries where, sadly, human trafficking is not unusual, requesting that those companies consider adding provisions prohibiting employees from any involvement in human trafficking. At least one has agreed to consider adding such a provision to its code of conduct. Three other companies replied that, while they did not specifically address trafficking in their codes of conduct, it was understood that such conduct would be a violation. While one of 16 may seem like not much to celebrate, it is worth remembering that it is very unusual to encounter such a provision in any company’s code, just as it

December 31, 2008
was unusual, ten years ago, to find any company with truly excellent sustainability reporting. It can take a few years to bring new issues out from behind the curtain, and we feel we have made a good start on bringing human trafficking, a subject that most reasonable people would prefer to avoid altogether, into the mainstream of business ethics.
Pax has also joined with other investors to urge that the new administration and the new Congress increase public-sector commitments to a more sustainable economy. Pax World was a signatory to a letter to President Obama requesting that the new administration work to restore the right of investors to propose and vote upon resolutions asking a company to evaluate how specific risks may affect the company’s business. Prior to the inauguration, Pax also participated in preparing a memorandum from the Social Investment Forum to the Obama transition team outlining steps the new administration should take to strengthen corporate governance, transparency and social and environmental responsibility within business and financial institutions.
Pax was a signatory to a letter coordinated by Oxfam America supporting public policies to address climate change. This letter was presented to the heads of state and heads of delegations to the UN Framework Convention on Climate Change at the 14th annual Conference of the Parties to the Kyoto Protocol in Posnan, Poland (COP-14). Pax also joined other investors around the globe on a joint letter from the investor
Pax World ESG Criteria
Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:
Environment
•	Air & water emissions

•	Recycling & waste reduction

•	Clean & renewable energy

•	Climate change initiatives

•	Environmental reporting & disclosure

•	Sustainability
Workplace
•	Diversity

•	Employee/Vendor relations

•	Health & safety

•	Human rights
Corporate Governance
•	Practices & performance

•	Reporting & disclosure
Product Integrity
•	Product health & safety

•	Consumer issues

•	Emerging technologies

•	Animal welfare
Community
•	Community relations

•	Responsible lending practices

•	Philanthropic activities

December 31, 2008
Sustainability Report, continued
Network on Climate Risk, the Investor Group on Climate Change, and the Institutional Investors Group on Climate Change to present an Investor Statement on a Global Agreement on Climate Change, also presented at COP-14. Pax joined F&C Asset Management, CalSTRS, and others in writing to the National Association of Insurance Commissioners (NAIC), urging the group to require an annual climate risk disclosure survey, as recommended by the NAIC’s Climate Risk Disclosure Working Group.
Sustainable investing took its lumps in the recent market, like everything else. But our fundamental belief, our Creation Myth, is that the sources of real, durable value in financial markets are not only in good financial management, but in prudent and careful management of environmental and social impacts as well. These sources of value are not things that shift overnight. Long-term value is built deliberately, and while that doesn’t always mean “slow,” it almost never operates on the same expectations of eternal double-digit returns that seem to seize so many investors during the last phase of any bull market. Rewards to sustainable investing may never operate on the same scale of expectations that many hedge fund investors apparently had, but the returns to sustainability are, we believe, more durable. It is honestly a privilege to be able to advance that work, no matter what the mood of the financial markets.

December 31, 2008
Shareholder Expense Examples
Examples As a shareholder of the Pax World Balanced, Growth, Value, Small Cap, International, High Yield Bond, Women’s Equity, or Global Green Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2008 and ending on December 31, 2008.
Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.
Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

December 31, 2008
Shareholder Expense Examples, continued
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
Based on Actual Fund Return	(7/1/08)	(12/31/08)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$743.00	0.95%	$4.16
Balanced Fund — Institutional	1,000.00	743.80	0.70%	3.07
Balanced Fund — R	1,000.00	741.40	1.20%	5.25

Growth Fund — Individual Investor	1,000.00	638.50	1.45%	5.97
Growth Fund — Institutional	1,000.00	638.80	1.20%	4.94
Growth Fund — R	1,000.00	639.00	1.70%	7.00

Value Fund — Individual Investor	1,000.00	609.70	1.24%	5.02
Value Fund — Institutional	1,000.00	610.30	0.99%	4.01
Value Fund — R	1,000.00	609.20	1.49%	6.03

Small Cap Fund — Individual Investor	1,000.00	697.40	1.24%	5.29
Small Cap Fund — Institutional	1,000.00	699.00	0.99%	4.23
Small Cap Fund — R	1,000.00	696.80	1.49%	6.36

International Fund — Individual Investor	1,000.00	625.50	1.40%	5.72
International Fund — Institutional	1,000.00	626.80	1.15%	4.70
International Fund — R	1,000.00	624.50	1.65%	6.74

High Yield Bond Fund — Individual Investor	1,000.00	783.30	0.99%	4.44
High Yield Bond Fund — Institutional	1,000.00	783.70	0.74%	3.32
High Yield Bond Fund — R	1,000.00	781.40	1.24%	5.55

Women’s Equity Fund — Individual Investor	1,000.00	662.50	1.24%	5.18
Women’s Equity Fund — Institutional	1,000.00	663.60	0.99%	4.14

Global Green Fund — Individual Investor	1,000.00	643.40	1.40%	5.78
Global Green Fund — Institutional	1,000.00	644.30	1.15%	4.75
Global Green Fund — R	1,000.00	642.00	1.65%	6.81

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period beginning on July 1, 2008 and ending on December 31, 2008).

December 31, 2008
Shareholder Expense Examples, continued

	Beginning	Ending	Annualized
Based on Hypothetical 5% Return	Account Value	Account Value	Expense	Expenses Paid
(before expenses)	(7/1/08)	(12/31/08)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,020.36	0.95%	$4.82
Balanced Fund — Institutional	1,000.00	1,021.62	0.70%	3.56
Balanced Fund — R	1,000.00	1,019.10	1.20%	6.09

Growth Fund — Individual Investor	1,000.00	1,017.80	1.45%	7.35
Growth Fund — Institutional	1,000.00	1,019.05	1.20%	6.09
Growth Fund — R	1,000.00	1,016.54	1.70%	8.62

Value Fund — Individual Investor	1,000.00	1,018.65	1.24%	6.29
Value Fund — Institutional	1,000.00	1,019.91	0.99%	5.03
Value Fund — R	1,000.00	1,017.39	1.49%	7.56

Small Cap Fund — Individual Investor	1,000.00	1,018.90	1.24%	6.29
Small Cap Fund — Institutional	1,000.00	1,020.16	0.99%	5.03
Small Cap Fund — R	1,000.00	1,017.65	1.49%	7.56

International Fund — Individual Investor	1,000.00	1,018.10	1.40%	7.10
International Fund — Institutional	1,000.00	1,019.36	1.15%	5.84
International Fund — R	1,000.00	1,016.84	1.65%	8.36

High Yield Bond Fund — Individual Investor	1,000.00	1,020.16	0.99%	5.03
High Yield Bond Fund — Institutional	1,000.00	1,021.42	0.74%	3.76
High Yield Bond Fund — R	1,000.00	1,018.90	1.24%	6.29

Women’s Equity Fund — Individual Investor	1,000.00	1,018.90	1.24%	6.29
Women’s Equity Fund — Institutional	1,000.00	1,020.16	0.99%	5.03

Global Green Fund — Individual Investor	1,000.00	1,018.10	1.40%	7.10
Global Green Fund — Institutional	1,000.00	1,019.36	1.15%	5.84
Global Green Fund — R	1,000.00	1,016.84	1.65%	8.36

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period beginning on July 1, 2008 and ending on December 31, 2008).

December 31, 2008
Schedule of Investments
Pax World Balanced Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 62.1%

COMMON STOCK: 61.9%

Consumer Discretionary: 3.5%
Best Buy Co., Inc.	140,000	$3,935,400
Burger King Holdings, Inc.	275,000	6,567,000
GameStop Corp., Class A (a)	598,509	12,963,705
Lowe’s Cos., Inc.	704,712	15,165,402
Staples, Inc.	873,328	15,650,038
Target Corp. (f)	110,000	3,798,300

		58,079,845

Consumer Staples: 12.0%
Avon Products, Inc.	955,000	22,948,650
CVS Caremark Corp.	1,084,800	31,177,152
Estee Lauder Cos, Inc., Class A	450,000	13,932,000
General Mills, Inc.	152,852	9,285,759
HJ Heinz Co. (f)	409,395	15,393,252
Kraft Foods, Inc., Class A	555,000	14,901,750
McCormick & Co., Inc.	400,000	12,744,000
PepsiCo, Inc. (f)	565,000	30,945,050
Procter & Gamble Co. (f)	670,000	41,419,400
Ralcorp Holdings, Inc. (a)	155,000	9,052,000

		201,799,013

Energy: 6.9%
Baker Hughes, Inc.	530,000	16,997,100
Cal Dive International, Inc. (a)	812,275	5,287,910
ConocoPhillips	180,000	9,324,000
ENSCO International, Inc.	494,300	14,033,177
Helix Energy Solutions Group, Inc. (a)	400,000	2,896,000
Noble Corp.	735,000	16,236,150
Petroleo Brasileiro SA, ADR	218,110	5,341,514
Sasol Ltd., ADR	58,800	1,783,404
Southwestern Energy Co. (a)	278,680	8,073,360
StatoilHydro ASA, ADR	345,685	5,759,112
Suncor Energy, Inc.	413,200	8,057,400
XTO Energy, Inc.	609,750	21,505,883

		115,295,010

Financials: 3.6%
Banco Bilbao Vizcaya Argentaria SA, ADR	175,000	2,185,750
BlackRock, Inc.	40,900	5,486,735
CME Group, Inc.	35,000	7,283,850
Hospitality Properties Trust, REIT	200,000	2,974,000
ING Groep NV, ADR	350,000	3,885,000
JPMorgan Chase & Co.	190,000	5,990,700
Mitsubishi UFJ Financial Group, ADR	1,254,900	7,792,929
National Bank of Greece SA, ADR	2,125,258	8,097,233
Nomura Holdings, Inc., ADR	250,000	2,087,500
State Street Corp.	70,000	2,753,100
T Rowe Price Group, Inc.	130,000	4,607,200
Willis Group Holdings, Ltd.	325,200	8,090,976

		61,234,973

Health Care: 10.8%
Amgen, Inc. (a)(f)	425,000	24,543,750
Baxter International, Inc.	689,100	36,928,869
Becton Dickinson & Co.	482,900	33,025,531
Genentech, Inc. (a)	70,000	5,803,700
Gilead Sciences, Inc. (a)	400,000	20,456,000
Johnson & Johnson (f)	370,000	22,137,100
Pharmaceutical Product Development, Inc.	75,000	2,175,750
Stryker Corp.	380,000	15,181,000
Teva Pharmaceutical Industries, Ltd., ADR	481,840	20,511,929
		180,763,629

Industrials: 2.3%
Deere & Co.	491,300	18,826,616
Emerson Electric Co.	318,075	11,644,726
RR Donnelley & Sons, Co.	125,000	1,697,500
Ryder System, Inc.	150,000	5,817,000
Ultrapetrol Bahamas, Ltd. (a)	323,080	1,030,625

		39,016,467

Information Technology: 14.0%
Applied Materials, Inc.	1,125,000	11,396,250
Autodesk, Inc. (a)	335,000	6,582,750
Automatic Data Processing, Inc.	724,600	28,505,764
Cisco Systems, Inc. (a)	1,869,888	30,479,174
Citrix Systems, Inc. (a)	382,800	9,022,596
EMC Corp. (a)	1,850,000	19,369,500
Fiserv, Inc. (a)	525,000	19,094,250
Hewitt Associates, Inc., Class A (a)	554,130	15,726,209
Intel Corp.	1,110,000	16,272,600
Intuit, Inc. (a)	810,000	19,269,900
Microchip Technology, Inc.	269,921	5,271,557
Microsoft Corp.	1,075,000	20,898,000
QUALCOMM, Inc.	920,600	32,985,097

		234,873,647

Telecommunication Services: 3.9%
America Movil SAB de CV, ADR	580,667	17,994,870
American Tower Corp. (a)	310,000	9,089,200
Telefonica SA, ADR	200,000	13,478,000
SEE NOTES TO FINANCIAL STATMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued
Telecommunication Services, continued
Verizon Communications, Inc.	$385,000	$13,051,500
Vodafone Group PLC, ADR	580,400	11,863,375

		65,476,945

Utilities: 4.9%
American Water Works Co., Inc.	626,879	13,089,234
Aqua America, Inc.	23,933	492,781
Equitable Resources, Inc.	605,300	20,307,815
Oneok, Inc.	596,228	17,362,159
TECO Energy, Inc.	360,000	4,446,000
UGI Corp.	560,000	13,675,200
Veolia Environnement, ADR	385,000	12,208,349

		81,581,538

Total Common Stocks (Cost $1,243,257,536)		1,038,121,067

PREFERRED STOCKS: 0.2%

Financials: 0.2%
Aegon NV, 4.000%	45,000	403,650
HRPT Properties Trust, REIT, 8.750%	29,167	360,212
National Bank of Greece SA, ADR, 9.000%	150,000	2,902,500
Regency Centers Corp., REIT, 7.450%	32,000	576,000

Total Preferred Stocks (Cost $6,284,895)		4,242,362

Total Stocks (Cost $1,249,542,431)		1,042,363,429

EXCHANGE TRADED FUNDS: 0.8%
iShares Barclays TIPS Fund	20,000	1,984,800
iShares Silver Trust (a)	225,000	2,531,250
SPDR Gold Trust (a)	45,000	3,894,750
United States Natural Gas Fund (a)	200,000	4,634,000

Total Exchange Traded Funds (Cost $17,719,869)		13,044,800

BONDS: 36.5%

CORPORATE BONDS:7.0%

Consumer Discretionary: 1.0%
Harley-Davidson, Inc., 144A, 6.800%, 06/15/18	2,000,000	1,080,784
John Deere Capital Corp., 2.739%, 08/19/10	5,000,000	4,699,735
McGraw-Hill Companies, Inc., The, 5.375%, 11/15/12	4,000,000	3,642,244
Staples, Inc., 7.375%, 10/01/12	5,000,000	4,873,180
Target Corp., 6.000%, 01/15/18 3,000,000		2,909,646

		17,205,589

Consumer Staples: 1.5%
Estee Lauder Cos, Inc., 7.750%, 11/01/13	3,000,000	3,174,855
Estee Lauder Cos., Inc., 6.000%, 01/15/12	1,599,000	1,569,855
Kimberly-Clark Corp., 5.000%, 08/15/13	3,150,000	3,237,838
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,335,905
Kraft Foods, Inc., 6.250%, 06/01/12	5,000,000	5,175,135
PepsiCo, Inc., 5.150%, 05/15/12	2,000,000	2,066,302
PepsiCo, Inc., 5.000%, 06/01/18	5,000,000	5,192,340

		25,752,230

Energy: 0.8%
Baker Hughes, Inc., 7.500%, 11/15/18	2,230,000	2,476,692
ConocoPhillips, 5.200%, 05/15/18	2,850,000	2,778,756
National Oilwell Varco, Inc., 6.125%, 08/15/15	2,000,000	1,739,508
Statoil Hydro ASA, 144A, 5.125%, 04/30/14	3,000,000	2,951,886
XTO Energy, Inc., 5.650%, 04/01/16	3,000,000	2,756,379

		12,703,221

Financials: 1.6%
Aflac, Inc. , 6.500%, 04/15/09	5,000,000	5,003,955
American Express Bank, FSB, 5.500%, 04/16/13	2,000,000	1,896,248
American Express Co., 7.000%, 03/19/18	1,000,000	1,012,846
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Financials, continued
American Honda Finance Corp., 3.750%, 03/16/11 (b)(US)	$2,000,000	$2,618,602
Bank of America Corp., 3.125%, 06/15/12	1,000,000	1,040,030
Bear Steans Co., Inc., 6.950%, 08/10/12	2,000,000	2,078,788
Calvert Social Investment Foundation, 3.000%, 12/15/09	3,000,000	3,003,750
Goldman Sachs Group, Inc., The, 7.350%, 10/01/09	1,000,000	1,011,782
Principal Life Global Funding I, 144A, 6.250%, 02/15/12	2,000,000	1,988,890
Prudential Financial, Inc., 4.750%, 04/01/14	2,000,000	1,650,936
Toyota Motor Credit Corp., 2.750%, 08/06/09	545,455	551,426
Toyota Motor Credit Corp., 4.625%, 02/01/11 (c)(US)	2,000,000	2,924,068
Toyota Motor Credit Corp., 6.440%, 01/18/15	2,000,000	1,780,640

		26,561,961

Health Care: 0.6%
UnitedHealth Group, Inc., 4.875%, 02/15/13	2,500,000	2,336,183
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	2,310,515
WellPoint, Inc., 4.250%, 12/15/09	3,000,000	2,885,646
WellPoint, Inc., 6.375%, 01/15/12	2,991,000	2,884,628

		10,416,972

Industrials: 0.1%
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,023,338

Information Technology: 1.0%
Cisco Systems, Inc., 5.500%, 02/22/16	3,000,000	3,182,220
Hewlett-Packard Co., 4.500%, 03/01/13	5,000,000	5,080,195
International Business Machines Corp., 5.700%, 09/14/17	5,000,000	5,354,775
IBM International Group Capital LLC, 5.050%, 10/22/12	2,845,000	2,971,125

		16,588,315

Telecommunication Services: 0.4%
America Movil SAB de CV, 9.000%, 01/15/16 (d)(e)(MX)	52,000,000	3,802,265
Telefonos de Mexico SAB de CV, 8.750%, 01/31/16 (d)(MX)	21,000,000	1,431,627
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	$2,831,262

		8,065,154

Total Corporate Bonds (Cost $120,749,279)		118,316,780

U.S. GOVERNMENT AGENCY BONDS: 11.6%

Federal Farm Credit Bank: 3.1%
3.800%, 03/19/12	3,500,000	3,521,602
3.950%, 03/04/13	3,000,000	3,064,824
3.980%, 04/03/13	3,000,000	3,007,026
4.125%, 04/22/13	4,000,000	4,001,608
5.250%, 01/08/14	4,000,000	4,142,312
4.500%, 03/10/14	4,000,000	4,000,000
5.180%, 10/01/14	3,000,000	3,146,112
5.230%, 10/15/14	4,000,000	4,201,344
4.200%, 02/05/15	4,000,000	3,956,000
3.850%, 02/11/15	4,000,000	4,278,300
4.700%, 03/19/15	4,000,000	4,024,852
4.550%, 04/14/15	4,000,000	4,027,728
5.150%, 06/05/15	3,000,000	3,042,636
5.500%, 08/22/19	1,900,000	2,294,983
5.500%, 08/17/20	1,500,000	1,543,496

		52,252,823

Federal Home Loan Bank System: 5.8%
5.375%, 05/15/09	2,000,000	2,037,328
5.050%, 08/24/11	3,000,000	3,081,591
4.875%, 11/15/11	6,000,000	6,562,914
5.000%, 12/15/11	4,850,000	5,034,567
5.500%, 02/09/12	3,000,000	3,013,551
5.250%, 04/16/12	2,000,000	2,024,866
5.375%, 09/07/12	5,000,000	5,309,755
5.000%, 09/14/12	2,500,000	2,751,925
4.125%, 02/20/13	3,000,000	3,012,015
4.500%, 06/10/13	3,000,000	3,043,419
5.270%, 01/22/14	1,915,000	1,990,271
5.250%, 03/26/14	5,000,000	5,202,340
5.210%, 10/06/14	3,000,000	3,161,880
5.000%, 11/05/14	4,000,000	4,115,832
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

U.S. GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System, continued
5.100%, 11/19/14	$4,000,000	$4,113,424
4.600%, 01/14/15	4,000,000	4,092,568
4.800%, 01/28/15	4,000,000	4,001,136
4.000%, 01/28/15	4,000,000	4,119,292
4.550%, 02/06/15	4,000,000	4,011,928
4.500%, 02/19/15	5,000,000	5,018,245
4.700%, 03/27/15	4,000,000	4,027,224
4.625%, 04/16/15	2,460,000	2,460,657
5.250%, 07/14/16	3,000,000	3,000,924
6.180%, 07/06/17	3,000,000	3,065,619
5.125%, 12/13/17	3,500,000	3,514,942
5.000%, 03/28/18	4,050,000	4,146,001

		95,914,214

Freddie Mac (Agency): 0.5%
5.250%, 02/24/11	6,000,000	6,037,632
5.300%, 01/09/12	3,000,000	3,002,331

		9,039,963

Fannie Mae (Agency): 2.2%
6.077%, 02/17/09	7,324,000	7,324,000
4.750%, 04/19/10	3,000,000	3,139,146
3.000%, 04/01/11	4,000,000	4,020,440
4.550%, 01/04/13	4,000,000	4,088,704
4.000%, 01/28/13	7,000,000	7,365,477
4.000%, 04/02/13	3,000,000	3,168,843
4.000%, 04/29/13	4,500,000	4,504,892
4.250%, 05/08/13	3,000,000	3,029,652

		36,641,154

Total U.S. Government Agency Bonds (Cost $189,149,697)		193,848,154

GOVERNMENT BONDS: 0.7%
Private Export Funding Corp., 4.974%, 08/15/13	2,000,000	2,193,372
US Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,290,457
US Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,634,070

Total Government Bonds (Cost $10,023,199)		11,117,899

MUNICIPAL BONDS: 2.0%
Chicago Illinois, 5.250%, 01/01/17	4,000,000	4,519,680
Florida State Board of Education, 5.250%, 06/01/16	1,180,000	1,319,311
Florida State Board of Education, 5.000%, 06/01/16	3,050,000	3,331,058
Illinois State Toll Highway Authority, 5.000%, 01/01/23	4,000,000	4,053,000
Massachusetts, State of , 5.000%, 09/01/14	2,000,000	2,225,180
Oregon State, 4.042%, 06/01/09	3,880,000	3,910,264
Pennsylvania Convention Center, 4.920%, 09/01/10	2,000,000	1,960,200
Pennsylvania State Turnpike Commission, 6.700%, 06/01/18	4,815,000	4,991,181
Portland Oregon Urban Renewal & Redevelopment, 6.031%, 06/15/18	3,800,000	3,920,878
San Diego County California Pension Obligation, 5.728%, 08/15/17	3,000,000	2,908,350

Total Municipal Bonds (Cost $33,146,267)		33,139,102

U.S. TREASURY NOTE: 7.5%
2.875%, 06/30/10	5,000,000	5,179,495
2.375%, 08/31/10	3,000,000	3,091,995
1.750%, 11/15/11	3,000,000	3,069,369
3.375%, 06/30/13	11,000,000	11,996,886
1.875%, 07/15/13 (TIPS)	2,359,140	2,221,831
3.125%, 08/31/13	16,000,000	17,256,256
3.125%, 09/30/13	3,000,000	3,237,891
2.750%, 10/31/13	7,000,000	7,444,066
2.000%, 01/15/14 (TIPS)	3,517,440	3,333,875
4.250%, 08/15/15	7,000,000	8,130,941
4.500%, 11/15/15	7,000,000	8,303,757
3.500%, 02/15/18	11,000,000	12,179,068
3.875%, 05/15/18	15,000,000	17,109,390
4.000%, 08/15/18	20,500,000	23,679,120

Total U.S. Treasury Notes (Cost $116,445,064)		126,233,940

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

MORTGAGE-BACKED SECURITIES: 7.7%

U.S. GOVERNMENT MORTGAGE-BACKED: 7.5%

Ginnie Mae (Mortgage Backed) 1.6%
6.000%, 02/15/19	$442,558	$466,455
6.000%, 05/15/21	1,413,971	1,490,322
6.000%, 07/15/21	257,597	271,507
6.500%, 12/15/21	712,091	750,643
6.000%, 02/15/22	2,484,046	2,618,177
6.000%, 08/15/35	2,822,393	2,918,064
6.000%, 05/20/36	1,253,722	1,293,278
6.000%, 04/15/37	1,637,452	1,692,701
6.000%, 01/15/38	2,914,194	3,012,521
6.000%, 01/15/38	2,557,246	2,643,529
5.000%, 04/20/38	4,049,334	4,158,070
7.000%, 08/20/38	2,878,157	2,979,315
6.500%, 08/20/38	2,943,895	3,052,510

		27,347,092

Freddie Mac (Mortgage-Backed): 1.6%
4.000%, 04/01/10	1,512,027	1,512,341
4.000%, 09/01/10	2,115,994	2,116,901
4.500%, 06/01/12	2,040,997	2,042,411
4.000%, 05/01/14	1,334,158	1,355,172
5.000%, 08/01/18	2,504,486	2,593,652
4.500%, 09/01/18	921,341	948,241
4.000%, 09/01/18	504,109	516,221
5.500%, 10/01/18	478,269	494,780
5.500%, 10/01/18	367,772	380,468
5.000%, 10/01/18	879,269	907,826
5.000%, 11/01/18	338,424	349,415
5.000%, 11/01/18	416,407	429,931
4.500%, 01/01/21	3,508,337	3,610,768
5.678%, 05/01/36	1,154,072	1,172,585
5.871%, 04/01/37	2,960,597	3,046,978
6.807%, 09/01/37	1,416,314	1,442,264
6.656%, 10/01/37	1,824,295	1,860,486
5.500%, 03/01/38	2,245,995	2,301,539

		27,081,979

Fannie Mae (Mortgage-Backed): 4.3%
5.500%, 09/01/09	537,623	541,367
4.000%, 09/01/10	878,482	877,717
5.500%, 11/01/11	319,400	321,624
5.000%, 01/01/14	836,907	863,351
5.000%, 02/01/14	567,740	585,870
5.500%, 10/01/14	1,194,836	1,244,906
5.500%, 11/01/14	1,209,352	1,259,193
5.500%, 11/01/16	1,683,888	1,764,976
5.000%, 03/01/17	2,352,112	2,433,163
5.000%, 04/01/18	2,444,962	2,524,369
4.500%, 07/01/18	2,765,381	2,845,256
3.500%, 09/01/18	1,275,086	1,258,026
3.500%, 10/01/18	124,684	123,015
3.500%, 10/01/18	991,267	978,005
5.000%, 11/01/18	100,244	103,500
5.000%, 11/01/18	452,246	466,934
5.000%, 11/01/18	663,529	685,078
5.000%, 02/01/19	1,667,506	1,718,536
5.500%, 07/01/19	1,564,442	1,616,983
5.500%, 10/01/19	1,478,191	1,527,836
4.500%, 11/01/19	1,670,281	1,714,349
5.000%, 01/01/20	1,470,139	1,515,129
5.000%, 03/01/20	1,080,539	1,112,255
4.000%, 08/01/20	5,177,915	5,248,186
5.000%, 10/01/20	2,336,407	2,404,987
5.000%, 10/01/23	1,505,811	1,544,736
4.500%, 01/01/25	1,388,416	1,413,359
5.000%, 06/01/25	1,948,449	1,996,729
5.000%, 11/01/25	2,732,737	2,800,450
8.000%, 05/01/30	55,959	59,454
6.000%, 09/25/30	3,250,000	3,352,701
6.500%, 06/01/32	389,833	406,827
5.133%, 12/01/33	810,765	816,935
4.458%, 12/01/33	517,766	520,013
6.000%, 02/01/34	1,486,352	1,534,025
3.858%, 05/01/34	2,687,847	2,608,511
4.268%, 01/01/35	3,056,309	3,034,734
5.251%, 03/01/35	2,362,630	2,354,645
4.637%, 06/01/35	1,139,036	1,144,222
6.000%, 04/01/36	492,474	507,654
6.000%, 04/01/36	602,905	621,489
5.374%, 05/01/36	2,426,264	2,467,062
5.548%, 06/01/37	2,680,953	2,736,624
6.000%, 01/25/41	6,611,910	6,769,551

		72,424,332

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMERCIAL MORTGAGE-BACKED: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	$2,000,000	$1,573,673
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	1,639,646

		3,213,319

Total Mortgage-Backed Securities (Cost $128,233,038)		130,066,722

Total Bonds (Cost $597,746,544)		612,722,597

CERTIFICATES OF DEPOSIT: 0.1%
Hope Community Credit Union, 3.150%, 05/07/09	100,000	100,000
Self Help Credit Union, 2.200%, 02/26/09	700,000	700,000
Shore Bank Chicago, 2.250%, 01/12/09	500,000	500,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $1,300,000)		1,300,000

TOTAL INVESTMENTS: 99.5% (Cost $1,866,308,844)		1,669,430,826

OTHER ASSETS AND LIABILITIES— (NET): 0.5%		9,510,559

NET ASSETS: 100.0%		$1,678,941,385

(a)	Non income producing security.

(b)	Principal amount is in Euro dollars; value is in U.S. dollars.

(c)	Principal amount is in Great British pounds; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Illiquid security.

(f)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

MX	Mexico

US	United States
SCHEDULE OF WRITTEN OPTIONS

Title of Issuer	Contracts	Value

CALLS:
Target Corp.	540	$(189,000)
expires January 2010 exercise price $60.00
Target Corp.	560	(246,400)
expires January 2010 exercise price $55.00

TOTAL WRITTEN CALLS OPTIONS (Premiums Received $387,496)		$(435,400)

PUTS:
Amgen, Inc.	125	($51,875)
expires January 2010 exercise price $40.00
HJ Heinz Co.	50	(12,000)
expires January 2010 exercise price $30.00
Johnson & Johnson	175	(68,250)
expires January 2010 exercise price $50.00
PepsiCo, Inc.	100	(20,000)
expires July 2010 exercise price $45.00
Procter & Gamble Co.	100	(32,000)
expires January 2010 exercise price $45.00

TOTAL WRITTEN PUT OPTIONS (Premiums Received $188,113)		$(184,125)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Growth Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 99.0%

Consumer Discretionary: 12.7%
Amazon.com, Inc. (a)(c)	19,500	$999,960
Best Buy Co., Inc.	37,500	1,054,125
Burger King Holdings, Inc.	49,000	1,170,120
GameStop Corp., Class A (a)	37,500	812,250
Lowe’s Cos., Inc.	63,283	1,361,850
McGraw-Hill Cos, Inc., The	26,500	614,535
Nike, Inc., Class B (c)	31,210	1,591,710
TJX Cos., Inc.	37,292	767,096
Viacom, Inc., Class B (a)	23,755	452,770

		8,824,416

Consumer Staples: 8.9%
Cermaq ASA	66,500	255,829
Chattem, Inc. (a)	4,500	321,885
CVS Caremark Corp.	47,500	1,365,150
General Mills, Inc.	26,500	1,609,875
PepsiCo, Inc.	25,680	1,406,494
Procter & Gamble Co. (c)	9,500	587,290
Whole Foods Market, Inc.	71,000	670,240

		6,216,763

Energy: 8.0%
Baker Hughes, Inc.	30,000	962,100
Devon Energy Corp.	16,144	1,060,822
Enbridge Energy Partners, LP	27,897	711,374
National Oilwell Varco, Inc. (a)	18,543	453,191
ONEOK Partners, LP	12,625	575,069
Petroleo Brasileiro SA, ADR	38,500	942,865
StatoilHydro ASA, ADR	49,500	824,670

		5,530,091

Financials: 4.9%
CME Group, Inc.	1,550	322,571
JPMorgan Chase & Co.	24,125	760,661
State Street Corp.	17,834	701,411
T Rowe Price Group, Inc.	5,000	177,200
Tower Group, Inc.	50,210	1,416,424

		3,378,267

Health Care: 15.1%
Catalyst Health Solutions, Inc. (a)	37,500	913,125
CR Bard, Inc.	15,350	1,293,391
Eclipsys Corp. (a)	80,046	1,135,853
Genzyme Corp. (a)	18,834	1,250,013
Gilead Sciences, Inc. (a)(c)	44,503	2,275,883
Pharmaceutical Product Development, Inc.	35,747	1,037,020
Teva Pharmaceutical Industries, Ltd., ADR (c)	26,000	1,106,820
Thermo Fisher Scientific, Inc. (a)	43,212	1,472,233

		10,484,338

Industrials: 12.5%
Expeditors International of Washington, Inc.	44,100	1,467,207
Fuel Tech, Inc. (a)	59,952	634,892
Landstar System, Inc.	17,000	653,310
Pall Corp.	31,125	884,884
Quanta Services, Inc. (a)	75,000	1,485,000
Suntech Power Holdings Co., Ltd., ADR (a)	18,960	221,832
Terex Corp. (a)	29,000	502,280
Union Pacific Corp. (c)	11,500	549,700
United Parcel Service, Inc., Class B	28,251	1,558,325
UTi Worldwide, Inc.	49,500	709,830

		8,667,260

Information Technology: 29.2% (b)
Adobe Systems, Inc. (a)	36,500	777,085
ASML Holding NV	56,000	1,011,920
Cisco Systems, Inc. (a)	92,822	1,512,999
Citrix Systems, Inc. (a)	43,500	1,025,295
Cognizant Technology Solut. Corp., Class A (a)	62,000	1,119,720
CommScope, Inc. (a)	48,795	758,274
eBay, Inc. (a)	52,043	726,520
Google, Inc., Class A (a)	3,750	1,153,688
Hewlett-Packard Co. (c)	29,000	1,052,410
HTC Corp.	39,936	400,871
Intel Corp.	87,500	1,282,750
International Business Machines Corp.	25,417	2,139,095
Microsoft Corp.	78,751	1,530,919
NetApp, Inc. (a)	60,500	845,185
Nuance Communications, Inc. (a)	66,000	683,760
QUALCOMM, Inc.	39,500	1,415,285
Salesforce.com, Inc. (a)(c)	24,000	768,240
Sybase, Inc. (a)	20,000	495,400
Texas Instruments, Inc.	49,000	760,480
Trimble Navigation, Ltd. (a)	40,125	867,101

		20,326,997

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Growth Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Materials: 4.2%
Airgas, Inc.	33,543	$1,307,842
Rio Tinto PLC, ADR	5,150	457,887
Smurfit-Stone Container Corp. (a)	121,560	30,998
Syngenta AG, ADR	17,400	681,036
Wacker Chemie AG	4,370	467,952

		2,945,715

Telecommunication Services: 2.4%
America Movil SAB de CV, ADR	15,153	469,591
Vodafone Group PLC, ADR	59,838	1,223,089

		1,692,680

Utilities: 1.1%
American Water Works Co., Inc.	35,904	749,675

TOTAL COMMON STOCKS (Cost $94,715,046)		$68,816,202

TOTAL INVESTMENTS: 99.0% (Cost $94,715,046)		68,816,202

OTHER ASSETS AND LIABILITIES — (NET): 1.0%		721,048

NET ASSETS: 100.0%		$69,537,250

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversificaiton requirements.

(c)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

ADR American Depository Receipt

LP Limited Partnership
SCHEDULE OF WRITTEN OPTIONS

Title of Issuer	Contracts	Value

CALLS:
Gilead Sciences, Inc.	50	$(27,000)
expires May 2009
exercise price $52.50
Hewlett-Packard Co.	40	(13,600)
expires January 2010
exercise price $45.00
Nike, Inc., Class B	25	(7,250)
expires July 2009
exercise price $60.00

TOTAL WRITTEN CALL OPTIONS

(Premiums Received $45,505)		$(47,850)

PUTS:
Amazon.com, Inc.	50	$(6,250)
expires April 2009
exercise price $30.00
Procter & Gamble Co.	25	(5,625)
expires January 2010
exercise price $40.00
Salesforce.com, Inc.	20	(8,600)
expires January 2010
exercise price $20.00
Salesforce.com, Inc.	10	(3,500)
expires January 2010
exercise price $17.50
Teva Pharmaceutical Industries, Ltd.	22	(4,950)
expires January 2010
exercise price $30.00
Union Pacific Corp.	15	(12,120)
expires January 2010
exercise price $45.00

TOTAL WRITTEN PUTS OPTIONS

(Premiums Received $54,548)		$(41,045)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Value Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 93.5%

Consumer Discretionary: 5.8%
Best Buy Co., Inc.	550	$15,461
Burger King Holdings, Inc.	1,130	26,984
GameStop Corp., Class A (a)	700	15,162
Lowe’s Cos., Inc.	950	20,444
Marriott International, Inc., Class A	700	13,615
Saks, Inc. (a)(b)	5,140	22,513

		114,179

Consumer Staples: 10.2%
Hain Celestial Group, Inc. (a)	1,150	21,954
Hansen Natural Corp. (a)	800	26,824
HJ Heinz Co.	800	30,080
Kraft Foods, Inc., Class A	2,520	67,662
L’Oreal SA	360	31,418
Procter & Gamble Co.	300	18,546

		196,484

Energy: 9.6%
Baker Hughes, Inc.	410	13,149
BG Group PLC	900	12,457
Cal Dive International, Inc. (a)	1,818	11,835
ConocoPhillips	1,000	51,800
Petroleo Brasileiro SA, ADR	700	17,143
StatoilHydro ASA, ADR	1,240	20,658
Whiting Petroleum Corp. (a)	500	16,730
XTO Energy, Inc.	1,153	40,649

		184,421

Financials: 22.0%
Affiliated Managers Group, Inc. (a)	550	23,056
American Express Co.	600	11,130
Ameriprise Financial, Inc.	720	16,819
Bank of New York Mellon Corp., The	1,230	34,846
Boston Private Financial Holdings, Inc.	7,000	47,880
Citigroup, Inc. (b)	3,000	20,130
CME Group, Inc.	100	20,811
Cohen & Steers, Inc.	900	9,891
Goldman Sachs Group, Inc., The	170	14,346
Janus Capital Group, Inc.	2,500	20,075
JPMorgan Chase & Co.	2,625	82,766
Legg Mason, Inc.	1,270	27,826
Merrill Lynch & Co., Inc.	2,000	23,280
PNC Financial Services Group, Inc.	500	24,500
State Street Corp.	600	23,598
Wilmington Trust Corp.	1,030	22,907

		423,861

Health Care: 13.8%
Amgen, Inc. (a)	1,070	61,793
Genentech, Inc. (a)	325	26,946
Hologic, Inc. (a)	2,000	26,140
Johnson & Johnson	300	17,949
Pfizer, Inc.	3,300	58,443
Pharmaceutical Product Development, Inc.	900	26,109
Quest Diagnostics, Inc.	600	31,146
WellPoint, Inc. (a)	430	18,116

		266,642

Industrials: 7.5%
Alexander & Baldwin, Inc.	1,050	26,313
CNH Global NV	1,300	20,280
Diana Shipping, Inc.	1,100	14,036
Ryder System, Inc.	800	31,024
Terex Corp. (a)	1,400	24,248
Ultrapetrol Bahamas, Ltd. (a)	2,800	8,932
Union Pacific Corp.	400	19,120

		143,953

Information Technology: 10.6%
Cisco Systems, Inc. (a)	1,860	30,318
eBay, Inc. (a)	1,150	16,054
EMC Corp. (a)	3,500	36,645
Fair Isaac Corp.	1,060	17,872
MEMC Electronic Materials, Inc. (a)	880	12,566
Microsoft Corp.	2,740	53,266
Nokia OYJ, ADR	700	10,920
Yahoo!, Inc. (a)	2,150	26,230

		203,871

Materials: 2.5%
Rio Tinto PLC, ADR	150	13,337
Syngenta AG, ADR	654	25,598
United States Steel Corp.	270	10,044

		48,979

Telecommunication Services: 3.8%
Turkcell Iletisim Hizmet AS, ADR	1,260	18,371
Verizon Communications, Inc.	810	27,459
Vodafone Group PLC, ADR	1,300	26,571

		72,401

Utilities: 7.7%
American Water Works Co., Inc.	2,000	41,760
Calpine Corp. (a)	3,630	26,426
Oneok, Inc.	600	17,472
TECO Energy, Inc.	2,300	28,405
Veolia Environnement, ADR	1,095	34,721

		148,784

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Value Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

Total Common Stocks (Cost $2,767,616)		$1,803,575

EXCHANGE TRADED FUNDS: 2.5%
SPDR Gold Trust (a)	250	21,638
iShares Barclays TIPS Fund	100	9,924
CurrencyShares Japanese Yen Trust	150	16,467

Total Exchange Traded Funds (Cost $43,158)		48,029

PURCHASED OPTIONS — CALLS: 0.3% Citigroup, Inc. expires June 2009 exercise price $7.50	25	3,425
Citigroup, Inc. expires January 2010 exercise price $10.00	25	3,150

Total Purchased Options — Calls (Premiums Paid $5,400)		6,575

TOTAL INVESTMENTS: 96.3% (Cost $2,816,174)		1,858,179

OTHER ASSETS AND LIABILITIES— (Net): 3.7%		70,744

NET ASSETS: 100.0%		$1,928,923

(a)	Non-income producing security.

(b)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

ADR American Depository Receipt
SCHEDULE OF WRITTEN OPTIONS

Title of Issuer	Contracts	Value

PUTS:
Saks, Inc. expires January 2009 exercise price $5.00	25	$(3,175)

TOTAL WRITTEN PUT OPTIONS

(Premiums Received $2,800)		$(3,175)

Pax World Small Cap Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 94.7%

Consumer Discretionary: 9.8%
Burger King Holdings, Inc.	1,400	$33,432
Chico’s FAS, Inc. (a)	4,000	16,720
GameStop Corp., Class A (a)	700	15,162
Hanesbrands, Inc. (a)	700	8,925
Pool Corp.	1,472	26,452
Vail Resorts, Inc. (a)	400	10,640

		111,331

Consumer Staples: 4.8%
Alberto-Culver Co.	1,000	24,510
American Oriental Bioengineering, Inc. (a)	1,000	6,790
Hansen Natural Corp. (a)	700	23,471

		54,771

Energy: 9.1%
Cal Dive International, Inc. (a)	3,800	24,738
Core Laboratories NV	300	17,958
Natural Gas Services Group, Inc. (a)	2,100	21,273
Noble Corp.	750	16,568
T-3 Energy Services, Inc. (a)	1,000	9,440
Whiting Petroleum Corp. (a)	400	13,384

		103,361

Financials: 21.5%
Affiliated Managers Group, Inc. (a)	400	16,768
American Physicians Capital, Inc.	700	33,670
American Physicians Service Group, Inc.	900	19,359
Amtrust Financial Services, Inc.	1,969	22,840
Capital Southwest Corp.	249	26,932
Danvers Bancorp, Inc.	1,700	22,729
ESSA Bancorp, Inc.	1,400	19,782
Hercules Technology Growth Capital, Inc.	2,763	21,883
NGP Capital Resources Co.	1,506	12,605
optionsXpress Holdings, Inc.	2,000	26,720
ProAssurance Corp (a)	300	15,834
Westwood Holdings Group, Inc.	200	5,682

		244,804

Health Care: 21.1%
American Medical Systems Holdings, Inc. (a)	1,600	14,384
HMS Holdings Corp. (a)	200	6,304
Hologic, Inc. (a)	2,200	28,754
Home Diagnostics, Inc. (a)	2,600	12,922
Integra LifeSciences Holdings Corp. (a)	600	21,342
Kendle International, Inc. (a)	600	15,432
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Small Cap Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Health Care, continued
Merit Medical Systems, Inc. (a)	900	$16,137
Natus Medical, Inc. (a)	1,861	24,100
Optimer Pharmaceuticals, Inc. (a)	900	10,899
Pharmaceutical Product Development, Inc.	1,200	34,812
Techne Corp.	200	12,904
United Therapeutics Corp. (a)	183	11,447
VCA Antech, Inc. (a)	1,600	31,808

		241,245

Industrials: 4.3%
BE Aerospace, Inc, (a)	2,457	18,894
Continental Airlines, Inc., Class B (a)	1,700	30,702

		49,596

Information Technology: 10.4%
Cogent, Inc. (a)	100	1,357
Cypress Semiconductor Corp. (a)	3,000	13,410
Mettler-Toledo International, Inc. (a)	350	23,590
Micros Systems, Inc. (a)	800	13,056
Sybase, Inc. (a)	1,000	24,770
TheStreet.com, Inc.	6,010	17,429
Valueclick, Inc. (a)	2,100	14,364
VASCO Data Security International, Inc. (a)	1,000	10,330

		118,306

Materials: 4.3%
Aptargroup, Inc.	700	24,668
Sensient Technologies Corp.	1,000	23,880

		48,548

Telecommunication Services: 2.8%
Syniverse Holdings, Inc. (a)	2,632	31,426

Utilities: 6.6%
American Water Works Co., Inc.	1,200	25,056
ITC Holdings Corp.	600	26,208
UGI Corp.	1,023	24,981

		76,245

Total Common Stocks (Cost $1,382,216)		1,079,633

EXCHANGE TRADED FUNDS: 3.9%
ProShares UltraShort Lehman 20+ Yr Treasury	500	$18,865
SPDR Gold Trust (a)	300	25,965

TOTAL EXCHANGE TRADED FUNDS

(Cost $41,510)		44,830

TOTAL INVESTMENTS: 98.6% (Cost $1,423,726)		1,124,463

OTHER ASSETS AND LIABILITIES— (Net): 1.4%		16,420

NET ASSETS: 100.0%		$1,140,883

(a)	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World International Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 85.3%

COMMON STOCKS: 84.8%

Australia: 3.1%
CSL, Ltd.	1,102	$25,987
National Australia Bank, Ltd.	1,400	20,582
Sims Metal Management, Ltd.	1,452	17,772

		64,341

Austria: 0.9%
Andritz AG	677	17,884

Belguim: 2.0%
Anheuser-Busch InBev NV (a)	1,765	40,989

Brazil: 1.4%
Aracruz Celulose SA, ADR	364	4,106
Petroleo Brasileiro SA, ADR	1,035	25,347

		29,453

Canada: 0.4%
Suncor Energy, Inc.	416	8,112

China: 0.6%
Suntech Power Holdings Co., Ltd., ADR (a)	1,126	13,174

Finland: 2.0%
Fortum Oyj	1,881	40,884

France: 8.0%
CGG-Veritas, ADR (a)	1,169	17,523
L’Oreal SA	371	32,378
LVMH Moet Hennessy Louis Vuitt	559	37,463
Neopost SA	189	17,150
Veolia Environnement, ADR	1,309	41,508
Vinci SA	490	20,678

		166,700

Germany: 6.8%
Fresenius Medical Care AG & Co.,ADR	857	40,433
Linde AG	185	15,527
Merck KGAA	348	31,132
Metro AG	1,000	39,769
Wacker Chemie AG	137	14,670

		141,531

Great Britain: 11.0%
BG Group PLC	2,020	27,960
Game Group PLC	10,735	19,890
HSBC Holdings PLC, ADR	950	46,237
ICAP PLC	4,230	17,856
Pennon Group PLC	2,480	17,953
Rio Tinto PLC, ADR	308	27,384
Standard Chartered PLC	1,914	24,492
Vodafone Group PLC, ADR	2,266	46,317

		228,089

Greece: 2.0%
Diana Shipping, Inc.	844	10,769
National Bank of Greece SA	1,639	30,437

		41,206

Hong Kong: 1.2%
Sun Hung Kai Properties, Ltd.	3,000	25,244

Ireland: 0.6%
Kingspan Group PLC	3,037	12,932

Italy: 1.3%
UniCredit SpA	10,748	27,327

Japan: 21.2%
Asahi Pretec Corp.	1,100	12,873
Canon, Inc., ADR	915	28,731
Central Japan Railway Co.	5	43,363
Eisai Co., Ltd.	1,200	50,076
Honda Motor Co, Ltd., ADR	1,920	40,973
Horiba, Ltd.	900	12,563
Kao Corp.	2,000	60,751
Kobe Steel Ltd.	12,000	22,045
Komatsu, Ltd.	2,800	35,718
Kurita Water Industries, Ltd.	700	18,924
Mizuho Financial Group, Inc.	13	36,956
NGK Insulators, Ltd.	1,000	11,332
Nippon Building Fund, Inc., REIT	4	43,967
Nippon Electric Glass Co., Ltd.	2,000	10,557
NSK, Ltd.	4,000	15,107

		443,936

Netherlands: 3.6%
Koninklijke (Royal) KPN NV	2,747	39,937
Reed Elsevier NV, ADR	1,467	35,369

		75,306

Norway: 5.7%
Cermaq ASA	5,285	20,332
Norsk Hydro ASA	4,224	17,210
StatoilHydro ASA, ADR	5,002	83,333

		120,875

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World International Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Singapore: 1.7%
Hyflux, Ltd.	16,000	$20,006
Raffles Education Corp., Ltd.	38,000	15,051

		35,057

Spain: 0.9%
Gamesa Corporacion Tecnologica SA	1,072	19,546

Sweden: 1.6%
Hennes & Mauritz AB	847	33,690

Switzerland: 5.7%
Credit Suisse Group, ADR	895	25,293
Roche Holding AG	356	55,115
Syngenta AG, ADR	973	38,083

		118,491

Taiwan: 0.7%
Taiwan Semiconductor, ADR	1,795	14,180

Turkey: 2.5%
Turkcell Iletisim Hizmet AS, ADR	1,235	18,006
Turkiye Halk Bankasi AS	11,493	34,401

		52,407

Total Common Stocks (Cost $2,611,293)		1,771,354

PREFERRED STOCKS: 0.4%
Greece: 0.4%
National Bank of Greece SA, ADR, 9.000% (a)	500	9,675

Total Preferred Stocks (Cost $12,172)		9,675

Total Stocks (Cost $2,623,465)		1,781,029

EXCHANGE TRADED FUNDS: 9.7%
CurrencyShares Japanese Yen Trust	910	99,900
PowerShares DB Commodity Index Tracking Fund (a)	1,524	32,294
SPDR Gold Trust (a)	427	36,957
WisdomTree Dreyfus Brazilian Real Fund	1,650	33,017

Total Exchange Traded Funds (Cost $201,659)		202,168

TOTAL INVESTMENTS: 95.0% (Cost $2,825,124)		1,983,197

OTHER ASSETS AND LIABILITIES— (Net): 5.0%		105,479

NET ASSETS: 100.0%		$2,088,676

(a) Non-income producing security.

ADR American Depository Receipt

REIT Real Estate Investment Trust
SUMMARY OF INVESTMENTS BY SECTOR

		Percent
Sector	Value	of Net Assets

Consumer Discretionary	$182,436	8.7%
Consumer Staples	194,219	9.3%
Energy	162,275	7.8%
Financials	332,793	15.9%
Health Care	202,743	9.7%
Industrials	232,300	11.1%
Information Technology	83,181	4.0%
Materials	156,797	7.5%
Telecommunications Services	104,260	5.0%
Utilities	120,350	5.8%
Preferred Stock	9,675	0.5%
Exchange Traded Funds	202,168	9.7%
Other assets and liabilities — (Net)	105,479	5.0%

Total	$2,088,676	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World High Yield Bond Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 3.2%

COMMON STOCKS: 0.8%

Consumer Discretionary: 0.2%
Perry Ellis International, Inc. (e)	35,000	$221,900

Materials: 0.5%
Companhia Siderurgica Nacional SA	46,600	596,946

Telecommunication Services: 0.1%
Fairpoint Communications, Inc.	23,700	77,736

Total Common Stocks (Cost $2,074,487)		896,582

PREFERRED STOCKS: 2.4%
Financials: 2.4%
Health Care REIT, Inc., 7.625%	61,200	1,132,200
National Bank of Greece SA, ADR, 9.000%	85,000	1,644,750

Total Preferred Stocks (Cost $3,573,315)		2,776,950

Total Stocks (Cost $5,647,802)		3,673,532

BONDS: 85.5%

CORPORATE BONDS: 84.2%

Consumer Discretionary: 17.6%
Brown Shoe Co., Inc., 8.750%, 05/01/12	$2,500,000	1,862,500
Desarrolladora Homex SAB de CV, 7.500%, 09/28/15	2,500,000	1,812,500
DirectTV Holdings, LLC/Financing Co., 7.625%, 05/15/16	2,000,000	1,950,000
Easton-Bell Sports, Inc., 8.375%, 10/01/12	1,525,000	1,082,750
Expedia, Inc., 144A, 8.500%, 07/01/16 (a)	2,000,000	1,500,000
GameStop Corp. & GS, Inc., 8.000%, 10/01/12	2,500,000	2,337,500
Harry & David Operations Corp., 9.000%, 03/01/13	1,500,000	487,500
Interactive Health LLC, 144A, 7.250%, 04/01/11 (a)(b)	1,188,000	362,340
Leslie’s Poolmart, Inc., 7.750%, 02/01/13	2,000,000	1,610,000
Levi Strauss & Co., 9.750%, 01/15/15	2,000,000	1,490,000
Neiman Marcus Group, Inc., The, 10.375%, 10/15/15	2,750,000	1,196,250
Perry Ellis International, Inc., 8.875%, 09/15/13	2,000,000	1,210,000
Quicksilver, Inc., 6.875%, 04/15/15	1,500,000	491,250
Sally Holdings LLC/Capital, Inc., 9.250%, 11/15/14	225,000	194,625
Urbi Desarrollos Urbanos SA, 144A, 8.500%, 04/19/16 (a)	2,000,000	1,490,000
Vitamin Shoppe Industries, Inc., 9.649%, 11/15/12 (b)	2,000,000	1,290,000

		20,367,215

Consumer Staples: 9.3%
Chattem, Inc., 7.000%, 03/01/14	2,150,000	1,859,750
Chiquita Brands International, Inc., 8.875%, 12/01/15	2,500,000	1,787,500
Dean Holding Co., 6.900%, 10/15/17	1,000,000	805,000
Foodcorp, Ltd., 144A, 8.875%, 06/15/12 (a)(c)(SA)	1,889,000	1,391,676
NBTY, Inc., 7.125%, 10/01/15	1,750,000	1,251,250
Stater Brothers Holdings, 7.750%, 04/15/15	1,750,000	1,478,750
Susser Holdings & Finance Corp., 10.625%, 12/15/13	2,500,000	2,200,000

		10,773,926

Energy: 10.3%
Allis-Chalmers Energy, Inc., 9.000%, 01/15/14	1,500,000	802,500
Compagnie Generale de Geophysique SA, 7.500%, 05/15/15	2,480,000	1,550,000
Denbury Resources, Inc., 7.500%, 12/15/15	2,390,000	1,708,850
Forest Oil Corp., 7.250%, 06/15/19	500,000	367,500
Forest Oil Corp., 144A, 7.250%, 06/15/19 (a)	1,250,000	918,750
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Energy, continued
Helix Energy Solutions Group, Inc., 144A, 9.500%, 01/15/16 (a)	$1,500,000	$802,500
PHI, Inc., 7.125%, 04/15/13	2,000,000	1,230,000
Range Resources Corp., 7.500%, 05/15/16	1,000,000	872,500
Sandridge Energy, Inc., 144A, 8.000%, 06/01/18 (a)	2,000,000	1,120,000
SESI LLC, 6.875%, 06/01/14	750,000	581,250
Ship Finance International, Ltd., 8.500%, 12/15/13	1,750,000	1,251,250
Whiting Petroleum Corp., 7.000%, 02/01/14	1,000,000	710,000

		11,915,100

Financials: 3.4%
Agile Property Holdings, Ltd., 144A, 9.000%, 09/22/13 (a)	1,500,000	832,500
Cardtronics, Inc., 9.250%, 08/15/13	250,000	168,750
Cardtronics, Inc., Series B, 9.250%, 08/15/13	1,750,000	1,181,250
LaBranche & Co., Inc., 11.000%, 05/15/12	2,000,000	1,750,000

		3,932,500

Health Care: 14.1%
Advanced Medical Optics, Inc., 7.500%, 05/01/17	1,500,000	772,500
Alliance Imaging, Inc., 7.250%, 12/15/12	1,500,000	1,282,500
Alliance Imaging, Inc., Series B, 7.250%, 12/15/12	250,000	213,750
Axcan Intermediate Holdings, Inc., 9.250%, 03/01/15	1,250,000	1,056,250
Biomet, Inc., 10.000%, 10/15/17	1,500,000	1,447,500
Community Health Systems, Inc., 8.875%, 07/15/15	1,750,000	1,618,750
Fresenius Medical Capital Trust IV, 7.875%, 06/15/11	2,000,000	1,910,000
Hanger Orthopedic Group, Inc., 10.250%, 06/01/14	3,010,000	2,709,000
HCA, Inc., 9.250%, 11/15/16	2,500,000	2,300,000
Universal Hospital Services, Inc., 5.943%, 06/01/15	2,100,000	1,291,500
US Oncology, Inc., 10.750%, 08/15/14	2,060,000	1,689,200

		16,290,950

Industrials: 10.3%
Actuant Corp., 6.875%, 06/15/17	1,450,000	1,098,375
American Railcar Industries, Inc., 7.500%, 03/01/14	2,000,000	1,330,000
Da-Lite Screen Co., Inc., 9.500%, 05/15/11	2,500,000	2,212,500
Dycom Investments, Inc., 8.125%, 10/15/15	2,095,000	1,487,450
FTI Consulting, Inc., 7.750%, 10/01/16	3,060,000	2,532,150
Interline Brands, Inc., 8.125%, 06/15/14	916,000	728,220
Knowledge Learning Corp., Inc., 144A, 7.750%, 02/01/15 (a)	750,000	528,750
Rathgibson, Inc., 11.250%, 02/15/14	1,745,000	396,988
Ultrapetrol Bahamas, Ltd., 9.000%, 11/24/14	1,750,000	1,150,625
WII Components, Inc., 10.000%, 02/15/12	1,175,000	417,125

		11,882,183

Information Technology: 1.7%
STATS ChipPAC, Ltd, 7.500%, 07/19/10	1,000,000	825,000
STATS ChipPAC, Ltd, 6.750%, 11/15/11	1,550,000	1,154,750

		1,979,750

Materials: 3.3%
Cellu Tissue Holdings, Inc., 9.750%, 03/15/10	1,250,000	1,006,250
CSN Islands IX Corp., 144A, 10.000%, 01/15/15 (a)	1,000,000	995,000
LPG International, Inc., 7.250%, 12/20/15	2,000,000	1,810,000

		3,811,250

Telecommunication Services: 12.6%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	11,000,000	804,325
City Telecom HK, Ltd., 8.750%, 02/01/15	1,500,000	1,012,500
Fairpoint Communications, Inc., 144A, 13.125%, 04/01/18 (a)	1,000,000	485,000
Maxcom Telecomunicacione SA, 11.000%, 12/15/14	2,000,000	1,420,000
MetroPCS Wireless, Inc., 9.250%, 11/01/14	2,400,000	2,160,000
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Telecommunication Services, continued
Millicom International Cellular SA, 10.000%, 12/01/13	$3,000,000	$2,715,000
Nordic Telephone Co. Holdings ApS, 144A, 8.875%, 05/01/16 (a)	3,000,000	2,115,000
Wind Acquisition Finance SA, 144A, 10.750%, 12/01/15 (a)	2,250,000	1,946,250
Windstream Corp., 8.125%, 08/01/13	2,000,000	1,850,000
Windstream Corp., 7.000%, 03/15/19	100,000	77,500

		14,585,575

Utilities: 1.6%
FPL Energy National Wind Portfolio, 144A, 6.125%, 03/25/19 (a)(b)	755,760	657,734
Intergen NV, 144A, 9.000%, 06/30/17 (a)	1,000,000	825,000
Ormat Funding Corp., 8.250%, 12/30/20 (b)	703,398	524,031

		2,006,765

Total Corporate Bonds (Cost $126,715,998)		97,545,214

LOAN PARTICIPATION NOTES: 1.3%

Consumer Discretionary: 1.3%
Sally Holdings LLC, 3.725%, 11/16/13	1,994,911	1,453,791

TOTAL LOAN PARTICIPANT NOTES (Cost $1,824,283)		1,453,791

TOTAL BONDS (Cost $128,540,281)		98,999,005

CERTIFICATES OF DEPOSIT: 0.8%
Self Help Credit Union, 3.790%, 01/04/09	100,000	100,000
ShoreBank Chicago, 2.950%, 08/11/09	100,000	100,000
ShoreBank Cleveland, 3.250%, 07/01/09	100,564	100,564
ShoreBank Pacific, CDARS, 4.450%, 01/15/09	200,000	200,000
ShoreBank Pacific, CDARS, 4.810%, 06/25/09	200,000	200,000
ShoreBank Pacific, CDARS, 4.470%, 05/10/12	100,000	100,000
ShoreBank, CDARS, 2.520%, 11/30/09	100,000	100,000

Total Certificates of Deposit (Cost $900,564)		900,564

TOTAL INVESTMENTS: 89.5% (Cost $135,088,647)		103,573,101

OTHER ASSETS AND LIABILITIES— (NET): 10.5%		12,264,297

NET ASSETS: 100.0%		$115,837,398

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)	Illiquid security.

(c)	Principal amount is in Euro Dollars; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Non-income producing security.

CDARS Certificates of Deposit Account Registry Service

MX Mexico

REIT Real Estate Investment Trust

SA South Africa

ADR American Depository Receipt
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Women’s Equity Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 93.3%

Consumer Discretionary: 10.2%
Best Buy Co., Inc.	5,700	$160,227
Burger King Holdings, Inc.	15,000	358,200
GameStop Corp., Class A (a)	5,000	108,300
Lowe’s Cos., Inc.	9,500	204,440
Marriott International, Inc., Class A	9,400	182,830
Nike, Inc., Class B	8,800	448,800
Raffles Education Corp., Ltd.	325,000	128,723
Saks, Inc. (a)(b)	54,500	238,710
Staples, Inc.	23,000	412,160
Target Corp. (b)	12,500	431,625

		2,674,015

Consumer Staples: 12.4%
Avon Products, Inc.	14,000	336,420
Colgate-Palmolive Co.	6,500	445,510
Costco Wholesale Corp.	7,500	393,750
Kraft Foods, Inc., Class A (b)	18,000	483,300
PepsiCo, Inc. (b)	9,500	520,315
Procter & Gamble Co.	13,100	809,842
Walgreen Co.	10,400	256,568

		3,245,705

Energy: 8.9%
Baker Hughes, Inc.	5,000	160,350
BG Group PLC	39,000	539,820
Cal Dive International, Inc. (a)	25,182	163,935
ConocoPhillips	12,100	626,780
Devon Energy Corp.	2,000	131,420
Petroleo Brasileiro SA, ADR	11,800	288,982
StatoilHydro ASA, ADR	25,000	416,500

		2,327,787

Financials: 14.6%
American Express Co.	16,000	296,800
BlackRock, Inc.	6,000	804,900
Citigroup, Inc. (b)	16,000	107,360
CME Group, Inc.	2,725	567,100
Goldman Sachs Group, Inc., The	2,950	248,951
JPMorgan Chase & Co. (b)	17,000	536,010
Northern Trust Corp.	4,000	208,560
State Street Corp.	11,800	464,094
T Rowe Price Group, Inc.	16,800	595,392

		3,829,167

Health Care: 17.2%
Amgen, Inc. (a)	3,000	173,250
Becton Dickinson & Co.	3,000	205,170
Genentech, Inc. (a)	7,000	580,370
Gilead Sciences, Inc. (a)	7,300	373,322
Hologic, Inc. (a)	18,000	235,260
Johnson & Johnson (b)	12,000	717,960
Novartis AG, ADR	13,000	646,880
Quest Diagnostics, Inc.	9,800	508,718
Stryker Corp.	8,000	319,600
Teva Pharmaceutical Industries, Ltd., ADR	12,800	544,896
Waters Corp. (a)	6,000	219,900

		4,525,326

Industrials: 6.8%
Emerson Electric Co.	14,050	514,371
Expeditors International of Washington, Inc.	15,500	515,685
Gamesa Corp. Tecnologica SA	8,000	145,866
Quanta Services, Inc. (a)	12,500	247,500
Ryder System, Inc.	6,000	232,680
Terex Corp. (a)	8,000	138,560

		1,794,662

Information Technology: 13.2%
Adobe Systems, Inc. (a)	11,500	244,835
Applied Materials, Inc.	23,500	238,055
Cisco Systems, Inc. (a)	33,000	537,900
EMC Corp. (a)	45,000	471,150
Google, Inc., Class A (a)	1,250	384,563
International Business Machines Corp.	3,200	269,312
Microsoft Corp. (b)	44,000	855,360
Nokia OYJ, ADR	13,000	202,800
Texas Instruments, Inc. (b)	16,300	252,976

		3,456,951

Materials: 4.9%
Aptargroup, Inc.	13,100	461,644
Praxair, Inc.	4,900	290,864
Rio Tinto PLC, ADR	1,200	106,692
Syngenta AG, ADR	7,950	311,163
United States Steel Corp.	2,850	106,019

		1,276,382

Telecommunication Services: 2.1%
Turkcell Iletisim Hizmet AS, ADR	17,370	253,255
Vodafone Group PLC, ADR	16,000	327,039

		580,294

Utilities: 3.0%
Oneok, Inc.	4,000	116,480
TECO Energy, Inc.	20,000	247,000
Veolia Environnement, ADR	13,000	412,229

		775,709

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Women’s Equity Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

Total Common Stocks (Cost $31,107,453)		$24,485,998

EXCHANGE TRADED FUNDS: 2.9%
CurrencyShares Japanese Yen Trust	3,500	384,230
iShares Barclays TIPS Fund	1,000	99,240
SPDR Gold Trust (a)	3,300	285,615

Total Exchange Traded Funds (Cost $726,677)		769,085

CORPORATE BONDS: 3.9%
Financials: 3.9%
Blue Orchard Microfinance, 4.936%, 07/31/11	500,000	535,000

Calvert Social Investment Foundation, 3.000%, 03/31/11	500,000	500,625

Total Corporate Bonds (Cost $1,000,000)		1,035,625

PURCHASED OPTIONS — CALLS: 0.2%
Citigroup, Inc. expires June 2009 exercise price $7.50	175	23,975
Citigroup, Inc. expires January 2010 exercise price $10.00	175	22,050

TOTAL PURCHASED OPTIONS — CALLS: (Premiums Paid $37,800)		46,025

TOTAL INVESTMENTS: 100.3% (Cost $32,871,930)		26,336,733

OTHER ASSETS AND LIABILITIES— (Net): -0.3%		(74,027)

NET ASSETS: 100.0%		$26,262,706

(a)	Non-income producing security.

(b)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

ADR American Depository Receipt

TIPS Treasury Inflation Protected Securities
SCHEDULE OF WRITTEN OPTIONS

Title of Issuer	Contracts	Value

CALLS:
Target Corp.
expires January 2010
exercise price$60.00	100	$(35,000)

TOTAL WRITTEN CALLS

(Premiums Received $48,199)		$(35,000)

PUTS:
Johnson & Johnson	60	$(23,400)
expires January 2010
exercise price $50.00
JPMorgan Chase & Co.	50	(18,100)
expires January 2010
exercise price $20.00
JPMorgan Chase & Co.	50	(27,250)
expires January 2011
exercise price $20.00
Kraft Foods, Inc., Class A	50	(8,000)
expires June 2009
exercise price $25.00
PepsiCo, Inc.	45	(9,000)
expires July 2009
exercise price $45.00
Procter & Gamble Co.	50	(13,750)
expires April 2009
exercise price $57.50
Saks, Inc.	125	(15,875)
expires January 2009
exercise price $5.00
Texas Instruments, Inc.	100	(13,400)
expires April 2009
exercise price $15.00

TOTAL WRITTEN PUTS

(Premiums Received $156,083)		$(128,775)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Global Green Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 95.2%

Auto Components: 5.7%
BorgWarner, Inc.	3,400	$74,018
Denso Corp.	5,500	93,194
Johnson Controls, Inc.	4,800	87,168
Stanley Electric Co., Ltd.	8,300	87,638

		342,018

Building Products: 3.5%
Geberit AG	700	75,705
Kingspan Group PLC	19,100	81,333
Nibe Industrier AB	9,550	55,079

		212,117

Chemicals: 6.1%
Novozymes A/S	1,850	148,374
Praxair, Inc.	2,500	148,400
Umicore	3,700	73,114

		369,888

Commercial Services & Supplies: 11.4%
Asahi Pretec Corp.	9,100	106,496
China Everbright International, Ltd.	430,500	80,263
Covanta Holding Corp. (a)	5,300	116,388
Lassila & Tikanoja Oyj	3,945	61,554
Seche Environnement SA	1,051	65,518
Shanks Group PLC	52,100	82,589
Stericycle, Inc. (a)	2,150	111,972
Tomra Systems ASA	18,500	63,364

		688,144

Construction & Engineering: 3.4%
Abengoa SA	5,200	87,639
Grontmij	2,150	52,736
Wavin NV	19,900	65,161

		205,536

Containers & Packaging: 1.0%
Mayr Melnhof Karton AG	810	57,807

Distributors: 2.0%
LKQ Corp. (a)	10,100	117,766

Electrical Equipment: 14.2%
Baldor Electric Co.	6,400	114,240
China High Speed Transmission Equipment Group Co., Ltd.	48,200	58,815
Chloride Group	44,200	92,237
Emerson Electric Co.	3,400	124,474
Gamesa Corp. Tecnologica SA	7,750	141,307
PV Crystalox Solar PLC	20,000	28,927
Roper Industries, Inc.	2,400	104,184
Sunpower Corp., Class B (a)	3,100	94,364
Vestas Wind Systems A/S (a)	1,670	98,274

		856,822

Electronic Equipment & Instruments: 8.4%
Delta Electronics, Inc.	38,200	74,352
Horiba, Ltd.	5,000	69,793
Itron, Inc. (a)	1,550	98,797
Rotork PLC	5,120	59,035
Shimadzu Corp.	18,100	113,937
Yamatake Corp.	3,800	91,889

		507,803

Independent Power Producers & Energy Traders: 7.1%
Canadian Hydro Developers, Inc. (a)	20,700	49,968
EDF Energies Nouvelles SA	3,600	127,535
EDP Renovaveis SA (a)	18,800	131,493
Ormat Technologies Inc	3,700	117,919

		426,915

Industrial Conglomerates: 1.2%
3M Co.	1,300	74,802

Life Sciences Tools & Services: 2.5%
Thermo Fisher Scientific, Inc. (a)	4,400	149,908

Machinery: 12.1%
GEA Group AG	6,300	109,401
IDEX Corp.	3,550	85,733
Kurita Water Industries, Ltd.	3,750	101,376
NSK, Ltd.	18,200	68,735
Pall Corp.	3,800	108,034
Pentair, Inc.	6,150	145,571
SKF AB	6,500	66,145
Spirax-Sarco Engineering PLC	3,800	50,335

		735,330

Metals & Mining: 1.4%
Sims Metal Management, Ltd.	6,900	84,452

Multi-Utilities: 4.8%
Hera SpA	65,585	142,664
Veolia Environnement	4,575	144,309

		286,973

Oil, Gas & Consumable Fuels: 1.2%
Neste Oil Oyj	4,900	73,756

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Schedule of Investments, continued
Pax World Global Green Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Paper & Forest Products: 0.7%
Nine Dragons Paper Holdings, Ltd.	143,900	$41,489

Professional Services: 1.4%
Stantec, Inc. (a)	3,500	85,480

Semiconductors & Semiconductor Equipment: 0.2%
Epistar Corp.	15,149	13,766

Water Utilities: 6.9%
American Water Works Co., Inc.	4,300	89,784
California Water Service Group	2,750	127,683
Manila Water Co., Inc.	229,700	65,636
Pennon Group PLC	18,093	130,979

		414,082

Total Common Stocks (Cost $7,728,928)		5,744,854

REPURCHASE AGREEMENT: 3.7%
State Street Repo, 0.010%, 01/02/09 (collateralized by Federal Home Loan Bank note, 4.375%, due 09/17/10, principal amount $215,000, market value $228,803)

Total Repurchase Agreement (Cost $223,000)		223,000

TOTAL INVESTMENTS: 98.9% (Cost $7,951,928)		5,967,854

OTHER ASSETS AND LIABILITIES— (Net): 1.1%		66,581

NET ASSETS: 100.0%		$6,034,435

(a)	Non-income producing security.
SUMMARY OF INVESTMENTS BY COUNTRY

		Percent
Country	Value	of Net Assets

AUSTRALIA	$84,452	1.4%
AUSTRIA	57,807	1.0%
BELGIUM	73,114	1.2%
CANADA	135,448	2.2%
CHINA	58,815	1.0%
DENMARK	246,648	4.1%
FINLAND	135,310	2.2%
FRANCE	337,362	5.6%
GERMANY	109,401	1.8%
GREAT BRITAIN	444,103	7.4%
HONG KONG	121,752	2.0%
IRELAND	81,333	1.2%
ITALY	142,664	2.4%
JAPAN	733,058	12.1%
NETHERLANDS	117,897	2.0%
NORWAY	63,364	1.1%
PHILIPPINES	65,636	1.1%
SPAIN	360,439	6.0%
SWEDEN	121,224	2.0%
SWITZERLAND	75,705	1.3%
TAIWAN	88,118	1.4%
UNITED STATES	2,091,204	34.7%
REPURCHASE AGREEMENT	223,000	3.7%
Other assets and liabilities—(Net)	66,581	1.1%

Total	$6,034,435	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Statements of Assets and Liabilities

	Balanced Fund	Growth Fund

Assets
Investments, at cost—Note A	$1,866,308,844	$94,715,046

Investments, at value—Note A	$1,669,430,826	$68,816,202

Cash	5,040,585	1,589,809
Foreign currency at value (cost — $11,597 and $82,013 respectively)	—	11,846
Prepaid Expenses	53,921	2,269
Receivables:
Capital stock sold	2,741,492	86,959
Dividends and interest—Note B	9,837,434	88,882
Investment securities sold	2,175,499	—
Investment Adviser reimbursement	—	22,458
Other	—	7,858

Total Assets	1,689,279,757	70,626,283

Liabilities
Payables:
Capital stock reacquired	2,298,975	654,884
Options written, at value (premiums received $575,609; $100,053; $2,800 and $204,282; respectively) —Note C	619,525	88,895
Investment securities purchased	5,522,976	147,135
Dividend payable—Note A	—	—
Accrued expenses:
Investment advisory fees—Note B	699,498	48,149
Distribution expense	334,191	13,752
Director fees	769	608
Compliance expense	4,604	4,082
Transfer agent fees	642,216	58,188
Printing and other shareholder communication fees	45,241	17,126
Custodian fees	82,324	6,592
Legal and audit fees	73,568	42,381
Other accrued expenses	14,485	7,241

Total Liabilities	10,338,372	1,089,033

Net Assets	$1,678,941,385	$69,537,250

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008

Value Fund	Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

$2,816,174	$1,423,726	$2,825,124	$135,088,647	$32,871,930	$7,951,928

$1,858,179	$1,124,463	$1,983,197	$103,573,101	$26,336,733	$5,967,854

84,666	45,020	296,208	10,382,564	681,470	1,434
—	—	—	—	—	82,192
—	—	—	2,287	1,777	—

26,037	100	25,000	989,953	30,854	66,848
2,813	1,444	6,851	2,500,418	80,790	4,105
—	10,976	16,223	—	170,640	—
11,882	17,313	19,427	21,856	14,415	19,744
82	—	320	—	666	449

1,983,659	1,199,316	2,347,226	117,470,179	27,317,345	6,142,626

245	—	—	761,067	128,886	801
3,175	—	—	—	163,775	—
9,976	19,791	211,014	515,118	674,178	56,606
—	—	—	170,835	—	—

1,075	659	1,200	45,742	16,272	4,160
307	222	355	14,879	9,893	1,230
946	512	512	608	946	512
4,604	5,604	5,605	3,786	4,398	5,605
4,333	3,441	3,739	45,154	25,080	6,489
312	221	274	7,755	163	523
3,462	3,802	5,584	12,192	4,961	5,284
21,261	21,098	27,115	48,429	21,432	23,569
5,040	3,083	3,152	7,216	4,655	3,412

54,736	58,433	258,550	1,632,781	1,054,639	108,191

$1,928,923	$1,140,883	$2,088,676	$115,837,398	$26,262,706	$6,034,435

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Statements of Assets and Liabilities, continued

	Balanced Fund	Growth Fund

Net Assets Represented By
Paid in Capital	$2,005,327,822	$105,809,316
Undistributed (distributions in excess of) net investment income	255,184	(3,638)
Accumulated net realized gain (loss)	(129,641,031)	(10,380,509)
Net unrealized appreciation (depreciation) of:
Investments	(196,921,934)	(25,887,686)
Foreign currency translation	(78,656)	(233)

Net Assets	$1,678,941,385	$69,537,250

Individual Investor Class
Net assets	$1,612,529,223	$66,493,324
Capital Shares Outstanding	94,877,257	9,251,216

Net asset value per share	$17.00	7.19

Institutional Class
Net assets	$66,354,668	$3,042,232
Capital Shares Outstanding	3,871,351	418,308

Net asset value per share	$17.14	$7.27

R Share Class
Net assets	$57,494	$1,694
Capital Shares Outstanding	3,356	234

Net asset value per share	$17.13	7.24

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008

Value Fund	Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

$3,563,623	$1,620,165	$3,023,293	$151,220,833	$36,325,562	$8,345,708
526	43	6,608	(123,780)	(6,107)	(364)
(676,856)	(180,062)	(99,597)	(3,744,129)	(3,562,044)	(326,553)

(958,370)	(299,263)	(841,927)	(31,515,546)	(6,494,690)	(1,984,074)
—	—	299	20	(15)	(282)

$1,928,923	$1,140,883	$2,088,676	$115,837,398	$26,262,706	$6,034,435

$1,544,807	$1,139,524	$2,087,421	$92,187,351	$23,983,601	$5,999,233
306,055	168,087	337,205	15,116,556	1,875,678	940,108

$5.05	$6.78	$6.19	$6.10	$12.79	$6.38

$383,604	$681	$629	$23,645,946	$2,279,105	$5,073
76,106	100	102	3,889,487	178,110	795

$5.04	$6.78	$6.19	$6.08	$12.80	$6.38

$512	$678	$626	$4,101		$30,129
101	100	101	674		4,727

$5.05	$6.78	$6.20	$6.08		$6.37

SEE NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2008
Statements of Operations

	Balanced Fund	Growth Fund

Investment Income
Income
Dividends (net of foreign withholding tax of $853,580; $23,058; $2,198; $7; $4,903; $0; $27,095 and $3,876; respectively)	$28,181,120	$1,136,539
Dividends from affiliate — Note C	492,451	18,852
Interest (net of foreign withholding tax of $8,153; $0; $0; $0; $0; $0; $0; and $0; respectively)	30,231,848	—
Income from securities lending — Note A	1,968,445	219,305
Other income	546	—

Total Income	60,874,410	1,374,696

Expenses
Investment advisory fees—Note B	10,945,141	770,602
Distribution expenses—Individual Investor (Note B)	5,284,529	229,427
Distribution expenses—R (Note B)	112	5
Transfer agent fees—Note A	2,812,570	290,863
Printing and other shareholder communication fees	283,705	51,093
Custodian fees	520,412	33,476
Legal fees and related expenses	153,152	24,892
Trustees’ fees and expenses—Note B	134,445	26,411
Compliance expense	48,533	17,830
Audit fees	78,273	50,853
Registration fees	81,441	60,150
Other expenses	244,487	10,958

Total Expenses	20,586,800	1,566,560

Less: Fees paid indirectly—Note E	(13,517)	(2,827)
Money market advisory fee waiver—Note B	(18,071)	(630)
Expenses assumed by Adviser—Note B	—	(188,992)

Net expenses	20,555,212	1,374,111

Net investment income (loss)	40,319,198	585

Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	(130,415,558)	(10,515,873)
Foreign currency transactions	46,284	(17,978)
Change in unrealized appreciation (depreciation) on:
Investments	(676,271,727)	(37,746,328)
Option contracts written	(43,916)	11,158
Foreign currency translation	(81,897)	(233)

Net realized and unrealized loss on investments and foreign currency	(806,766,814)	(48,269,254)

Net decrease in net assets resulting from operations	$(766,447,616)	$(48,268,669)

[1]	Information shown from commencement of Operations—March 27, 2008
SEE NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2008

Value Fund	Small Cap Fund[1]	International Fund[1]	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund[1]

$59,778	$12,908	$45,587	$224,493	$623,187	$53,629
1,519	791	329	116,140	22,116	—
—	—	—	8,841,533	35,528	1,695
—	—	—	104,398	22,843	—
—	—	3,161	55,299	—	—

61,297	13,699	49,077	9,341,863	703,674	55,324

16,090	7,061	11,977	530,206	270,325	29,832
4,872	2,350	3,520	206,146	80,658	8,236
4	3	3	8	—	90
34,086	17,075	18,765	208,042	128,255	38,683
14,404	537	745	22,396	21,965	1,699
13,379	10,308	25,395	43,742	19,095	26,897
19,298	18,831	20,256	25,128	19,059	20,355
29,594	18,630	18,630	26,411	31,832	18,630
14,272	9,386	9,385	14,905	15,193	9,386
25,685	27,443	35,877	59,012	25,652	30,877
48,233	21,301	21,567	64,404	33,367	22,101
1,047	138	224	10,857	2,425	443

220,964	133,063	166,344	1,211,257	647,826	207,229

(204)	(70)	(38)	(5,147)	(1,179)	(125)
(67)	(26)	(13)	(4,089)	(769)	—
(191,943)	(121,292)	(146,566)	(210,533)	(208,277)	(160,660)

28,750	11,675	19,727	991,488	437,601	46,444

32,547	2,024	29,350	8,350,375	266,073	8,880

(673,313)	(180,073)	(99,696)	(3,268,141)	(3,563,219)	(326,553)
(1,683)	—	221	29,340	(17,483)	15,288

(948,754)	(299,263)	(841,927)	(29,633,865)	(13,920,707)	(1,984,074)
(375)	—	—	—	40,507	—
(7)	—	299	(6,835)	(95)	(282)

(1,624,132)	(479,336)	(941,103)	(32,879,501)	(17,460,997)	(2,295,621)

$(1,591,585)	$(477,312)	$(911,753)	$(24,529,126)	$(17,194,924)	$(2,286,741)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$40,319,198	$39,701,131
Net realized gain (loss) on investments and foreign currency transactions	(130,369,274)	120,079,564
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(676,397,540)	50,327,190

Net increase (decrease) in net assets resulting from operations	(766,447,616)	210,107,885
Distributions to shareholders from:
Net investment income
Individual Investor Class	(38,363,387)	(38,893,393)
Institutional Class	(1,578,575)	(183,002)
R Class	(720)	(8)
Realized gains
Individual Investor Class	(23,500,488)	(101,015,117)
Institutional Class	(784,014)	(719,030)
R Class	(50)	(40)

Total distributions to shareholders	(64,227,234)	(140,810,590)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	265,106,972	310,258,197
Proceeds from reinvestment of distributions	59,474,310	135,010,503
Cost of shares redeemed	(352,537,506)	(251,995,363)
Redemption fees	—	20

Net increase (decrease) from Individual Investor Class transactions	(27,956,224)	193,273,357

Institutional Class
Proceeds from shares sold	84,274,387	19,645,386
Proceeds from reinvestment of distributions	2,231,190	869,061
Cost of shares redeemed	(13,301,789)	(13,377)
Redemption fees	—	—

Net increase from Institutional Class transactions	73,203,788	20,501,070

R Class
Proceeds from shares sold	72,633	1,025
Proceeds from reinvestment of distributions	770	48
Cost of shares redeemed	(4,150)	—

Net increase from R Class transactions	69,253	1,073

Net increase from capital share transactions	45,316,817	213,775,500

Net increase (decrease) in net assets	(785,358,033)	283,072,795

Net assets
Beginning of period	2,464,299,418	2,181,226,623

End of year (1)	$1,678,941,385	$2,464,299,418

(1) Includes undistributed net investment income (loss)	$255,184	$—

[2]	Commencement of Operations — September 17, 2007

[3]	Commencement of Operations — March 27, 2007
SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Value Fund		Small Cap Fund	International Fund
			Period from	Period from	Period from
Year Ended	Year Ended	Year Ended	September 17[2] through	March 27[3] through	March 27[3] through
December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2008

$585	$(210,531)	$32,547	$7,048	$2,024	$29,350
(10,533,851)	14,513,794	(674,996)	(836)	(180,073)	(99,475)
(37,735,403)	(526,392)	(949,136)	(9,234)	(299,263)	(841,628)

(48,268,669)	13,776,871	(1,591,585)	(3,022)	(477,312)	(911,753)

—	—	(25,716)	(6,530)	(1,967)	(22,850)
—	—	(5,172)	(4)	(3)	(9)
—	—	(5)	(3)	—	(5)

(2,202,047)	(12,641,422)	—	(3,303)	—	—
(52,737)	(100,665)	—	(2)	—	—
(20)	(109)	—	(2)	—	—

(2,254,804)	(12,742,196)	(30,893)	(9,844)	(1,970)	(22,864)

27,195,248	20,839,050	1,139,763	1,929,454	1,658,906	3,097,458
2,146,683	12,255,920	22,440	9,821	1,896	22,736
(18,980,436)	(34,670,648)	(234,893)	(4,354)	(42,640)	(98,910)
—	—	—	—	—	—

10,361,495	(1,575,678)	927,310	1,934,921	1,618,162	3,021,284

2,573,319	2,634,327	700,010	1,000	1,000	1,000
52,737	100,664	10	6	3	9
(713,137)	(23,841)	—	—	—	(5)
—	—	—	—	—	—

1,912,919	2,711,150	700,020	1,006	1,003	1,004

1,017	1,013	—	1,000	1,000	1,000
20	109	6	4	—	5
—	—	—	—	—	—

1,037	1,122	6	1,004	1,000	1,005

12,275,451	1,136,594	1,627,336	1,936,931	1,620,165	3,023,293

(38,248,022)	2,171,269	4,858	1,924,065	1,140,883	2,088,676

107,785,272	105,614,003	1,924,065	—	—	—

$69,537,250	$107,785,272	$1,928,923	$1,924,065	$1,140,883	$2,088,676

$(3,638)	$—	$526	$1,000	$43	$6,608

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Increase (Decrease) in Net Assets
Operations
Investment income, net	$8,350,375	$6,694,923
Net realized gain (loss) on investments and foreign currency transactions	(3,238,801)	270,049
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(29,640,700)	(2,532,507)

Net increase (decrease) in net assets resulting from operations	(24,529,126)	4,432,465
Distributions to shareholders from:
Net investment income
Individual Investor Class	(6,896,070)	(5,828,972)
Institutional Class	(2,024,902)	(869,774)
R Class	(156)	(20)
Realized gains
Individual Investor Class	(137,412)	(264,832)
Institutional Class	(39,348)	(66,054)
R Class	(2)	(4)

Total distributions to shareholders	(9,097,890)	(7,029,656)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	74,197,985	31,243,808
Proceeds from reinvestment of distributions	6,183,131	5,426,688
Cost of shares redeemed	(40,365,509)	(27,812,472)
Redemption fees	2,352	14,742

Net increase (decrease) from Individual Investor Class transactions	40,017,959	8,872,766

Institutional Class
Proceeds from shares sold	13,422,211	11,461,861
Proceeds from reinvestment of distributions	1,780,892	582,515
Cost of shares redeemed	(3,062,903)	(2,769,810)
Redemption fees	645	2,014

Net increase (decrease) from Institutional Class transactions	12,140,845	9,276,580

R Class
Proceeds from shares sold	13,785	1,009
Proceeds from reinvestment of distributions	165	23
Cost of shares redeemed	(10,003)	—

Net increase from R Class transactions	3,947	1,032

Non-shareholder capital contribution (Note G)	—	294,000

Net increase (decrease) from capital share transactions	52,162,751	18,444,378

Net increase (decrease) in net assets	18,535,735	15,847,187

Net assets
Beginning of period	97,301,663	81,454,476

End of year [1]	$115,837,398	$97,301,663

[1] Includes undistributed net investment income (loss)	$(123,780)	$—

[2]	For the period from April 1, 2007 to December 31, 2007, The Women’s Equity Fund was audited by Ernst & Young LLP. The previous period was audited by another independent registered accounting firm.
SEE NOTES TO FINANCIAL STATEMENTS

Women’s Equity Fund		Global Green Fund
	Period from		Period from
Year Ended	April 1 through	Year Ended	March 27 through
December 31, 2008	December 31, 2007[2]	3/31/07[2]	December 31, 2008[3]

$266,073	$111,820	$196,802	$8,880
(3,580,702)	2,943,762	1,619,793	(311,265)
(13,880,295)	677,587	243,900	(1,984,356)

(17,194,924)	3,733,169	2,060,495	(2,286,741)

(240,824)	(138,839)	(166,786)	(24,425)
(35,404)	(25,033)	(28,626)	(28)
—	—	—	(79)

(1,066,937)	(2,731,570)	(735,791)	—
(122,317)	(371,912)	(76,623)	—
—	—	—	—

(1,465,482)	(3,267,354)	(1,007,826)	(24,532)

11,032,167	2,792,114	5,452,043	8,634,187
1,278,552	2,789,962	870,464	23,996
(4,883,779)	(5,990,276)	(8,955,326)	(368,505)
—	700	88	—

7,426,940	(407,500)	(2,632,731)	8,289,678

186,131	129,975	5,054,077	7,500
157,693	396,945	104,928	28
(608,941)	(1,409,209)	(68,936)	—
—	—	—	—

(265,117)	(882,289)	5,090,069	7,528

			63,807
			79
			(15,384)

			48,502

			—

7,161,823	(1,289,789)	2,457,338	8,345,708

(11,498,583)	(823,974)	3,510,007	6,034,435

37,761,289	38,585,263	35,075,256	—

$26,262,706	$37,761,289	$38,585,263	$6,034,435

$(6,107)	$13,028	$37,041	$(364)

[3]	Commencement of Operations — March 27, 2008
SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Individual Investor Class
Shares sold	11,909,806	12,109,036
Shares issued in reinvestment of distributions	2,857,152	5,337,375
Shares redeemed	(16,437,239)	(9,833,270)

Net increase (decrease) in shares outstanding	(1,670,281)	7,613,141

Institutional Class[1]
Shares sold	3,637,236	758,403
Shares issued in reinvestment of distributions	107,927	34,315
Shares redeemed	(666,011)	(519)

Net increase (decrease) in shares outstanding	3,079,152	792,199

R Class[1]
Shares sold	3,460	39
Shares issued in reinvestment of distributions	44	2
Shares redeemed	(189)	—

Net increase in shares outstanding	3,315	41

	High Yield Bond Fund

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Individual Investor Class
Shares sold	10,309,739	3,632,702
Shares issued in reinvestment of distributions	845,139	635,104
Shares redeemed	(5,359,120)	(3,274,578)

Net increase (decrease) in shares outstanding	5,795,758	993,228

Institutional Class[1]
Shares sold	1,750,589	1,360,020
Shares issued in reinvestment of distributions	244,737	68,424
Shares redeemed	(421,483)	(326,425)

Net increase (decrease) in shares outstanding	1,573,843	1,102,019

R Class [1]
Shares sold	1,873	118
Shares issued in reinvestment of distributions	25	3
Shares redeemed	(1,345)	—

Net increase in shares outstanding	553	121

[1]	Institutional and R Class Shares for the Balanced and Growth Funds and R Class shares for the High Yield Bond Fund were first made available for sale on April 2, 2007.

[2]	Information shown from commencement of Operations—September 17, 2007.

[3]	Information shown from commencement of Operations—March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Value Fund		Small Cap Fund[3]	International Fund[3]
			Period from	Period from	Period from
Year Ended	Year Ended	Year Ended	September 17 though	March 27 through	March 27 through
December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007[2]	December 31, 2008	December 31, 2008

2,695,432	1,543,838	145,328	192,586	173,705	346,228
183,333	972,471	3,314	991	298	3,854
(2,001,920)	(2,567,485)	(35,728)	(436)	(5,916)	(12,877)

876,845	(51,176)	112,914	193,141	168,087	337,205

276,811	196,681	76,004	100	100	100
4,458	7,983	1	1	—	2
(65,769)	(1,856)	—	—	—	—

215,500	202,808	76,005	101	100	102

152	71	—	100	100	100
2	9	1	—	—	1
—	—	—	—	—	—

154	80	1	100	100	101

Women’s Equity Fund		Global Green Fund[2]
		Period from	Period from
Year Ended	Year Ended	April 1 through	March 27 through
December 31, 2008	3/31/07[2]	December 31, 2007	December 31, 2008

586,558	254,431	120,435	988,608
66,074	39,765	127,804	3,933
(286,794)	(423,4770)	(260,690)	(52,433)

365,838	(129,371)	(12,451)	940,108

9,624	241,053	5,646	791
8,230	4,798	18,167	4
(45,265)	(3,168)	(60,976)	—

(27,411)	242,683	(37,163)	795

			6,910
			13
			(2,196)

			4,727

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset	Net	Net
	value,	investment	realized and	Total from	From net	From net	Tax
	beginning	income	unrealized	investment	investment	realized	return of
	of period	(loss)[1]	gain (loss)	operations	income	gains	capital

Balanced Fund
Individual Investor Class
For the Year Ended December 31, 2008	$25.31	$0.41	$(8.08)	$(7.67)	$0.40	$0.24	$—
For the Year Ended December 31, 2007	24.53	0.44	1.87	2.31	0.43	1.10	—
For the Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25	—
For the Year Ended December 31, 2005	23.22	0.31	0.94	1.25	0.28	0.54	—
For the Year Ended December 31, 2004	20.68	0.23	2.53	2.76	0.22	—	—
Institutional Class
For the Year Ended December 31, 2008	$25.53	$0.45	$(8.14)	$(7.69)	$0.46	$0.24	$—
For the Period Ended December 31, 2007[6]	24.95	0.38	1.56	1.94	0.33	1.03	—
R Class
For the Year Ended December 31, 2008	$25.59	0.31	$(8.12)	$(7.81)	$0.41	$0.24	$—
For the Period Ended December 31, 2007[6]	24.95	0.45	1.44	1.89	0.22	1.03	—

Growth Fund
Individual Investor Class
For the Year Ended December 31, 2008	$12.56	$—	$(5.12)	$(5.12)	$—	$0.25	$—
For the Year Ended December 31, 2007	12.53	(0.03)	1.70	1.67	—	1.64	—
For the Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—	—
For the Year Ended December 31, 2005	11.96	(0.07)	0.93	0.86	—	—	—
For the Year Ended December 31, 2004	9.80	(0.12)	2.28	2.16	—	—	—
Institutional Class
For the Year Ended December 31, 2008	$12.68	$0.02	$(5.18)	$(5.16)	$—	$0.25	$—
For the Period Ended December 31, 2007[6]	13.10	0.12	0.99	1.11	—	1.53	—
R Class
For the Year Ended December 31, 2008	$12.66	$(0.03)	$(5.14)	$(5.17)	$—	$0.25	$—
For the Period Ended December 31, 2007[6]	13.10	0.02	1.07	1.09	—	1.53	—

Value Fund
Individual Investor Class
For the Year Ended December 31, 2008	$9.95	$0.11	$(4.92)	$(4.81)	$0.09	$—	$—
For the Period Ended December 31, 2007[7]	10.00	0.04	(0.04)	—	0.03	0.02	—
Institutional Class
For the Year Ended December 31, 2008	$9.95	$0.12	$(4.93)	$(4.81)	$0.10	$—	$—
For the Period Ended December 31, 2007[7]	10.00	0.05	(0.04)	0.01	0.04	0.02	—
R Class
For the Year Ended December 31, 2008	$9.95	$0.09	$(4.92)	$(4.83)	$0.07	$—	$—
For the Period Ended December 31, 2007[7]	10.00	0.04	(0.04)	—	0.03	0.02	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008

					Ratios to average net assets[3]
					Net		Net expenses	Total expenses
		Net asset		Net assets	expenses	Net	including	excluding
		value,		end of	excluding	investment	custody	custody
Total	Redemption	end of	Total	period	custody	income	credits and	credits	Portfolio
distributions	Fees	period	return[2]	(in $MM’s)	credits	(loss)	waivers	and waivers	Turnover[4]

$0.64	$—	$17.00	(30.72%)	$1,613	0.95%	1.85%	0.95%	0.95%	54%
1.53	—	25.31	9.44%	2,444	0.96%	1.70%[5]	0.96%	0.96%	38%
1.64	—	24.53	10.71%	2,181	0.94%	1.54%[5]	0.94%	0.94%	29%
0.82	—	23.65	5.39%	1,929	0.96%	1.32%	0.96%	0.96%	22%
0.22	—	23.22	13.39%	1,462	0.95%	1.07%	0.95%	0.95%	33%
	—
$0.70	$—	$17.14	(30.58%)	$66	0.70%	2.10%	0.70%	0.70%	54%
1.36	—	25.53	7.84%	20	0.71%	1.95%	0.71%	0.71%	38%
$0.65	$—	$17.13	(30.96%)	$—	1.20%	1.60%	1.20%	1.20%	54%
1.25	—	25.59	7.61%	—	1.21%	1.43%	1.21%	1.21%	38%
$0.25	$—	$7.19	(41.52%)	$66	1.46%	(0.01%)	1.46%	1.67%	51%
1.64	—	12.56	13.39%	105	1.51%	(0.19%)	1.50%	1.76%	66%
—	—	12.53	(2.26%)	106	1.50%	(0.56%)	1.50%	1.77%	117%
—	—	12.82	7.19%	98	1.51%	(0.56%)	1.50%	2.06%	105%
—	—	11.96	22.04%	65	1.51%	(1.09%)	1.50%	2.01%	93%
$0.25	$—	$7.27	(41.44%)	$3	1.21%	0.24%	1.21%	1.41%	51%
1.53	—	12.68	8.53%	3	1.26%	1.27%	1.25%	1.51%	66%
$0.25	$—	$7.24	(41.58%)	$—	1.71%	(0.26%)	1.71%	1.91%	51%
1.53	—	12.66	8.37%	—	1.76%	0.45%	1.75%	2.01%	66%
$0.09	$—	$5.05	(48.61%)	$2	1.30%	1.38%	1.29%	9.65%	110%
0.05	—	9.95	0.03%	2	1.66%	1.33%	1.49%	15.27%	8%
$0.10	$—	$5.04	(48.57%)	$—	1.05%	1.63%	1.04%	9.40%	110%
0.06	—	9.95	0.10%	—	1.41%	1.58%	1.24%	15.02%	8%
$0.07	$—	$5.05	(48.79%)	$—	1.55%	1.13%	1.54%	9.90%	110%
0.05	—	9.95	(0.05%)	—	1.91%	1.08%	1.74%	15.52%	8%

[5]	The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.64% and 1.50% for the years ended December 31, 2007 and 2006, respectively.

[6]	Per share data for is reflected from class inception date of April 2, 2007.

[7]	Per share data for all classes of the Value Fund is reflected from the Fund inception date of September 17, 2007.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net		Tax
	beginning	investment	unrealized	investment	investment	realized		return of
	of period	income[1]	gain (loss)[1]	operations	income	gains		capital

Small Cap Fund
Individual Investor Class
For the Year Ended December 31, 2008[5]	$10.00	$0.01	$(3.22)	$(3.21)	$0.01	$—		$—
Institutional Class
For the Year Ended December 31, 2008[5]	$10.00	$0.03	$(3.22)	$(3.19)	$0.03	$—		$—
R Class
For the Year ended December 31, 2008[5]	$10.00	$—	$(3.22)	$(3.22)	$—	$—		$—

International Fund
Individual Investor Class
For the Year Ended December 31, 2008[5]	$10.00	$0.13	$(3.86)	$(3.73)	$0.08	$—		$—
Institutional Class
For the Year Ended December 31, 2008[5]	$10.00	$0.15	$(3.87)	$(3.72)	$0.09	$—		$—
R Class
For the Year Ended December 31, 2008[5]	$10.00	$0.12	$(3.86)	$(3.74)	$0.06	$—		$—

High Yield Bond Fund
Individual Investor Class
For the Year Ended December 31, 2008	$8.37	$0.59	$(2.22)	$(1.63)	$0.63	$0.01		$—
For the Year Ended December 31, 2007	8.54	0.63	(0.14)	0.49	0.63	0.03		—
For the Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.00	[6]	—
For the Year Ended December 31, 2005	8.85	0.57	(0.37)	0.20	0.59	0.06		0.05
For the Year Ended December 31, 2004	8.64	0.56	0.27	0.83	0.60	0.02		—
Institutional Class
For the Year Ended December 31, 2008	$8.34	$0.61	$(2.22)	$(1.61)	$0.64	$0.01		$—
For the Year Ended December 31, 2007	8.54	0.65	(0.17)	0.48	0.65	0.03		—
For the Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00		—
For the Year Ended December 31, 2005	8.85	0.59	(0.36)	0.23	0.62	0.06		0.05
For the Period Ended December 31, 2004[8]	8.44	0.34	0.46	0.80	0.37	0.02		—
R Class
For the Year ended December 31, 2008	$8.34	$0.51	$(2.16)	$(1.65)	$0.60	$0.01		$—
For the Period Ended December 31, 2007[9]	8.68	0.45	(0.29)	0.16	0.47	0.03		—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

[6]	Rounds to less than $0.01.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008

							Ratios to average net assets[3]
							Net		Net expenses	Total expenses
			Net asset			Net assets	expenses		including	excluding
			value,			end of	excluding	Net	custody	custody
Total	Redemption		end of	Total		period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]		(in $MM’s)	credits	income	waivers	and waivers	Turnover[4]

$0.01	$—		$6.78	(32.07%)		$1	1.25%	0.22%	1.24%	14.13%	109%
$0.03	$—		$6.78	(31.92%)		$—	1.00%	0.47%	0.99%	13.88%	109%
$—	$—		$6.78	(32.20%)		$—	1.50%	(0.03%)	1.49%	14.38%	109%
$0.08	$—		$6.19	(37.26%)		$2	1.40%	2.08%	1.40%	11.81%	26%
$0.09	$—		$6.19	(37.13%)		$—	1.15%	2.33%	1.15%	11.56%	26%
$0.06	$—		$6.20	(37.43%)		$—	1.65%	1.83%	1.65%	12.06%	26%
$0.64	$—	[6]	$6.10	(20.61%)		$92	0.99%	7.82%	0.99%	1.19%	29%
0.66	—	[6]	8.37	5.80	% [7]	78	1.00%	7.31%	0.99%	1.44%	26%
0.62	—	[6]	8.54	10.11%		71	1.15%	7.35%	1.15%	1.70%	46%
0.70	—	[6]	8.35	2.32%		57	1.51%	6.57%	1.50%	2.26%	65%
0.62	—	[6]	8.85	10.00%		46	1.50%	6.46%	1.50%	2.13%	95%
	—
$0.65	$—	[6]	$6.08	(20.38%)		$24	0.74%	8.07%	0.74%	0.94%	29%
0.68	—	[6]	8.34	5.68%		19	0.75%	7.59%	0.74%	1.19%	26%
0.64	—	[6]	8.54	10.41%		10	0.88%	7.63%	0.88%	1.42%	46%
0.73	—	[6]	8.35	2.68%		10	1.16%	6.94%	1.15%	1.91%	65%
0.39	—		8.85	9.65%		6	1.15%	6.85%	1.15%	1.93%	95%
$0.61	$—		$6.08	(20.91%)		$—	1.24%	7.57%	1.24%	1.44%	29%
0.50	—		8.34	1.94%		—	1.25%	7.29%	1.24%	1.69%	26%

[7]	Total return calculation includes a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42% (Note G).

[8]	Per share data and total return for High Yield Bond Fund Institutional Class reflected from class inception date of June 1, 2004.

[9]	Per share data is reflected from class inception date of April 2, 2007.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

Women’s Equity Fund[6]
Individual Investor Class
For the Year Ended December 31, 2008	$22.01	$0.13	$(8.62)	$(8.49)	$0.13	$0.60	$—
For the Period Ended December 31, 2007[5]	21.86	0.07	2.13	2.20	0.10	1.95	—
For the Year Ended March 31, 2007[6]	21.24	0.11	1.10	1.21	0.11	0.48	—
For the Year Ended March 31, 2006[6]	20.48	0.08	1.18	1.26	0.08	0.42	—
For the Year Ended March 31, 2005[6]	19.40	0.05	1.05	1.10	0.02	—	—
For the Year Ended March 31, 2004[6]	14.67	(0.01)	4.74	4.73	—	—	—
Institutional Class
For the Year Ended December 31, 2008	$22.03	$0.18	$(8.63)	$(8.45)	$0.18	$0.60	$—
For the Period Ended December 31, 2007[5]	21.86	0.13	2.12	2.25	0.13	1.95	—
For the Period Ended March 31, 2007[6], [7]	21.53	0.17	0.82	0.99	0.18	0.48	—

Global Green Fund
Individual Investor Class
For the Period Ended December 31, 2008[8]	$10.00	$0.02	$(3.61)	$(3.59)	$0.03	$—	$—
Institutional Class
For the Period Ended December 31, 2008[8]	$10.00	$0.03	$(3.61)	$(3.58)	$0.04	$—	$—
R Class
For the Period Ended December 31, 2008[8]	$10.00	$—	$(3.61)	$(3.61)	$0.02	$—	$—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Effective October 29, 2007, the Women’s Equity Fund acquired the assets and liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the five years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The original Women’s Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the original Women’s Equity Fund.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses		including	excluding
			value,		end of	excluding	Net	custody	custody
Total	Redemption		end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)	credits	income	waivers	and waivers	Turnover[4]

$0.73	$—		$12.79	(39.69%)	$24	1.24%	0.71%	1.24%	1.82%	78%
2.05	—	[9]	22.01	10.13%	33	1.29%	0.37%	1.29%	1.67%	32%
0.59	—	[9]	21.86	5.67%	33	1.34%	0.50%	1.34%	1.79%	25%
0.50	—	[9]	21.24	6.20%	35	1.48%	0.38%	1.48%	1.96%	22%
0.02	—		20.48	5.66%	33	1.50%	0.30%	1.50%	1.98%	8%
—	—		19.40	32.24%	22	1.50%	(0.03%)	1.50%	2.14%	16%
$0.78	$—		$12.80	(39.52%)	$2	0.99%	0.96%	0.99%	1.57%	78%
2.08	—	[9]	22.03	10.37%	5	0.99%	0.55%	0.99%	1.44%	32%
0.66	—	[9]	21.86	4.57%	5	0.99%	0.91%	0.99%	1.50%	25%
$0.03	$—		$6.38	(35.92%)	$6	1.40%	0.27%	1.40%	6.25%	28%
$0.04	$—		$6.38	(35.83%)	$—	1.15%	0.52%	1.15%	6.00%	28%
$0.02	$—		$6.37	(36.12%)	$—	1.65%	0.02%	1.65%	6.50%	28%

[6]	Beginning with the period from April 1, 2007 through December 31, 2007, the Women’s Equity Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered public accounting firm.

[7]	Per share data for the Women’s Equity Fund Institutional Class reflected from class inception date of April 19, 2006.

[8]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

[9]	Rounds to less than $0.01.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2008
Notes to Financial Statements
Pax World Funds Series Trust I
NOTE A—Organization and Summary of Significant Accounting Policies
Organization Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts. Each of the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Value Fund (the “Value Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World International Fund (the “International Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Women’s Equity Fund (the “Women’s Equity Fund”), and Pax World Global Green Fund (the “Green Fund”) (each a “Fund” and collectively, the “Funds”) is a diversified series of the Trust.
The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.
The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective and to the extent consistent with its primary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities). On April 2, 2007, the Balanced Fund added Institutional and R Classes of shares.
The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects. On April 2, 2007, the Growth Fund added Institutional and R Classes of shares.

December 31, 2008
The Value Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (such as common stocks, depositary receipts, rights and warrants, preferred stocks and securities convertible into common or preferred stocks) of companies that the Adviser believes are undervalued relative to their future growth prospects in relation to the market and their respective industry groups. All classes of the Value Fund were added on September 17, 2007 and operations for the Individual Investor Class commenced on that date.
The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. All classes of the Small Cap Fund were added on March 27, 2008 and operations for the Individual Investor Class commenced on that date.
The International Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers. All classes of the International Fund were added on March 27, 2008 and operations for the Individual Investor Class commenced on that date.
The High Yield Bond Fund’s primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund’s primary objective. The Fund seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”). On April 30, 2004, the High Yield Bond Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. On April 2, 2007, the High Yield Bond Fund added the R Class Shares. Operations of the Institutional Class of shares commenced on June 1, 2004.

December 31, 2008
Notes to Financial Statements, continued
On October 29, 2007, the Women’s Equity Fund acquired the assets and assumed the liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios (the “Original Women’s Equity Fund”) pursuant to a plan of reorganization which was approved by the shareholders of the Original Women’s Equity Fund. Prior to the acquisition, the current Women’s Equity Fund had no assets or liabilities. Shares were transferred on a one-to-one basis for both Individual Investor Class (formerly referred to as “Retail Class”) and Institutional Class, in a tax free exchange, having no effect on the Fund’s operations. The Original Women’s Equity Fund had a fiscal year end of March 31; the current Women’s Equity Fund has a fiscal year end of December 31. Information shown herein for the four years ended March 31, 2007 and the period from April 1, 2007 through October 28, 2007 relates to the Original Women’s Equity Fund.
The Women’s Equity Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks). In selecting investments, the Adviser applies sustainable investing criteria, emphasizing companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs, and accountability among employees to assure implementation and observance of the same.
The Green Fund’s investment objective is to seek long-term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce. Under normal market conditions, the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world. All classes of the Green Fund were added on March 27, 2008 and operations for the Individual Investor Class commenced on that date.
Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

December 31, 2008
Valuation of Investments Investments for which market quotations are readily available are valued at fair value. Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s investments may change on days when an investor is not able to purchase, redeem or exchange shares. If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.
The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined. At

December 31, 2008
Notes to Financial Statements, continued
December 31, 2008, there were no Managment-appraised fair valued securities held.
For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.
The net asset value per share (“NAV”) of each class of a Funds shares is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.
For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.
The Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use

December 31, 2008
of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

December 31, 2008
Notes to Financial Statements, continued
The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2008:

	Level One	Level Two	Level Three	Totals

Investments in Securities
Balanced	$1,055,408,229	$614,022,597	$—	$1,669,430,826
Growth	67,691,549	1,124,653	—	68,816,202
Value	1,814,304	43,875	—	1,858,179
Small Cap	1,124,463	—	—	1,124,463
International	776,722	1,206,475	—	1,983,197
High Yield Bond	3,673,532	99,899,569	—	103,573,101
Women’s Equity	24,486,700	1,315,034	535,000	26,336,733
Green	2,226,652	3,741,202	—	5,967,854
Other Financial Instruments[1]
Balanced	(619,525)	—	—	(619,525)
Growth	(88,895)	—	—	(88,895)
Value	(3,175)	—	—	(3,175)
Women’s Equity	(163,775)	—	—	(163,775)

[1]	Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures. forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Women’s Equity

Investments in Securities
Balance as of December 31, 2007	$515,000
Realized Gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	20,000
Net purchases (sales)	—
Transfers in and/or out of Level Three	—

Balance as of December 31, 2008	$535,000

[1]	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

December 31, 2008
Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.
Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Value Fund, Small Cap Fund, International Fund, Women’s Equity Fund and Green Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment.
Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds.
Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

December 31, 2008
Notes to Financial Statements, continued
Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.
Redemption Fees The Funds do not currently charge a redemption fee. However, prior to March 27, 2008, the High Yield Bond Fund charged a 2.00% redemption fee on shares held for less than 45 days. The Board of Trustees terminated the redemption fee effective March 27, 2008. Also, prior to its acquisition in October 2007, the Original Women’s Equity Fund charged a 2.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.
Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2a-7 money market fund.
The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

December 31, 2008
A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income. As of December 31, 2008, the value of securities loaned and payable for collateral due to brokers was zero.
NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties
The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management Corp. (the “Adviser”). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.
Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

			Average Net Asset Value of Fund
Fund	Minimum Fee		Up to $25M	Over $25M

Balanced	None		0.75%	0.50%
Growth	$25,000	[2]	1.00%	0.75%
Value	None		0.70%	0.70%
Small Cap	None		0.75%	0.75%
International	None		0.85%	0.85%
High Yield Bond[1]	$25,000	[2]	0.50%[1]	0.50%[1]
Women’s Equity	None		0.75%	0.75%
Global Green	None		0.90%	0.90%

[1]	The fee for the High Yield Bond Fund is 1.00% of assets up to $25 million and 0.75% of assets in excess of $25 million. However, the Adviser has contractually agreed to reduce the management fee for the High Yield Bond Fund to 0.50% until at least December 31, 2011.

[2]	Minimum fee only applies if average daily net assets of the Fund are less than $5 million.

December 31, 2008
Notes to Financial Statements, continued
For the period ended December 31, 2008, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid

Balanced	$10,945,141
Growth	770,602
Value	16,090
Small Cap	7,061
International	11,977
High Yield Bond	530,206
Women’s Equity	270,295
Global Green	29,832
The Adviser has contractually agreed to reimburse Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Individual	Institutional
Fund	Investor Class	Institutional Class	R Class

Balanced	1.50%	1.25%	1.75%
Growth[1,4]	1.45%	1.20%	1.70%
Value[2,4]	1.24%	0.99%	1.49%
Small Cap[4]	1.24%	0.99%	1.49%
International[4]	1.40%	1.15%	1.65%
High Yield Bond[4]	0.99%	0.74%	1.24%
Women’s Equity[3]	1.24%	0.99%
Global Green[4]	1.40%	1.15%	1.65%

[1]	Prior to March 27, 2008, the Growth Fund’s Individual Investor, Institutional and R Class expenses were capped at 1.50%, 1.25% and 1.75%, respectively.

[2]	Prior to March 27, 2008, the Value Fund’s Individual Investor, Institutional and R Class expenses were capped at 1.49%, 1.24% and 1.74%, respectively.

[3]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2010.

[4]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2011.
Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including

December 31, 2008
all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.
For the period ended December 31, 2008, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
	Individual	Institutional
Fund	Investor Class	Institutional Class	R Class

Growth	$183,705	$5,285	$2
Value	162,731	29,146	66
Small Cap	121,115	88	89
International	146,429	69	68
High Yield Bond	163,712	46,818	3
Women’s Equity	186,276	22,001
Global Green	159,674	115	871
The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.
Each Fund was permitted to invest in the Pax World Money Market Fund, Inc., which was also managed by the Adviser and which liquidated in October 2008. The Adviser agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market

December 31, 2008
Notes to Financial Statements, continued
Fund, Inc. to the Adviser with respect to any assets that any of the Funds invested in the Pax World Money Market Fund, Inc. For the period ended December 31, 2008, the advisory fee was waived as follows:

Fund	Amount

Balanced	$18,071
Growth	630
Value	67
Small Cap	26
International	13
High Yield Bond	4,089
Women’s Equity	769
Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.
NOTE C—Investment Information
Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2008 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds

Balanced	$872,614,716	$353,483,024	$698,485,736	$464,604,643
Growth	56,357,498	—	45,851,998	—
Value	4,111,173	—	2,494,755	—
Small Cap	2,907,517	—	1,303,717	—
International	3,437,159	—	486,171	—
High Yield Bond	75,664,782	—	25,037,870	—
Women’s Equity	32,747,875	—	25,313,151	—
Global Green	9,146,145	—	1,090,664	—

[1]	Excluding short-term investments and U.S. Government bonds.

December 31, 2008
The term “affiliated company” includes other investment companies that are managed by a fund’s adviser. During the year ended December 31, 2008, the Funds had the following investment activities related to the Pax World Money Market Fund, Inc., an affiliated company:

Fund	Value at 12/31/07	Purchased Cost	Sold Cost	Value at 12/31/08	Dividend Income

Balanced	$16,462,127	$1,049,258,239	$1,065,720,366	$—	$492,451
Growth	1,363,049	27,733,264	29,096,313	—	18,852
Value	13,139	2,277,144	2,290,284	—	1,519
Small Cap	—	822,640	822,640	—	791
International	—	1,139,957	1,139,957	—	329
High Yield Bond	9,422,776	55,902,946	65,325,722	—	116,140
Women’s Equity	1,756,610	13,996,025	15,752,636	—	22,116
For federal income tax purposes, the identified cost of investments owned at December 31, 2008 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2008 were as follows for the Funds:

	Identified cost of	Gross	Gross	Net unrealized
	investments for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)

Balanced	$1.865,781,204	$83,516,848	$279,867,226	$(196,350,378)
Growth	94,689,486	2,096,064	27,969,348	(25,873,284)
Value	2,901,910	22,440	1,066,171	(1,043,731)
Small Cap	1,428,590	33,778	337,904	(304,126)
International	2,836,978	27,799	881,580	(853,781)
High Yield Bond	135,283,724	187,462	31,898,085	(31,710,623)
Women’s Equity	33,275,511	1,442,384	8,381,161	(6,938,777)
Global Green	8,111,972	81,194	2,225,312	(2,144,118)
At December 31, 2008, the International Fund and High Yield Bond Fund had unrealized foreign currency gains of $299 and $20; respectively. The Balanced Fund, Growth Fund, Women’s Equity Fund and Global Green Fund had unrealized foreign currency losses of $78,656; $233; $15 and $282; respectively.

December 31, 2008
Notes to Financial Statements, continued
Options Transactions The Funds may buy and sell put and call options, or write put and covered call options, on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.
Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.
There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

December 31, 2008
Written option activity for the year ended December 31, 2008 is as follows

	Outstanding					Outstanding
	at 12/31/07	Written	Closed	Expired	Exercised	at 12/31/08

Balanced Fund
Call Options
Number of contracts	—	3,030	(1,930)	—	—	1,100
Premiums received	$—	$813,626	$(426,130)	$—	$—	$387,496
Put Options
Number of contracts	—	550	—	—	—	550
Premiums received	$—	$188,113	$—	$—	$—	$188,113
Growth Fund
Call Options
Number of contracts	—	315	(50)	(100)	(50)	115
Premiums received	$—	$103,155	$(15,850)	$(27,700)	$(14,100)	$45,505
Put Options
Number of contracts	—	192	—	(50)	—	142
Premiums received	$—	$69,398	$—	$(14,850)	$—	$54,548
Value Fund
Call Options
Number of contracts	—	7	—	(5)	(2)	—
Premiums received	$—	$1,328	$—	$(1,164)	$(164)	$—
Put Options
Number of contracts	—	46	—	(21)	—	25
Premiums received	$—	$6,462	$—	$(3,662)	$—	$2,800
Women’s Equity Fund
Call Options
Number of contracts	—	376	—	(225)	(51)	100
Premiums received	$—	$87,521	$—	$(35,170)	$(4,152)	$48,199
Put Options
Number of contracts	—	634	—	(92)	(12)	530
Premiums received	$—	$210,946	$—	$(34,499)	$(20,364)	$156,083
Repurchase Agreements The Fund may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears the risk of loss in the event the other

December 31, 2008
Notes to Financial Statements, continued
party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At December 31, 2008, the High Yield Bond Fund held $15,970,500, or 13.79% of net assets, in securities exempt from registration under Rule 144A of the Act.
At December 31, 2008, the Balanced Fund held one illiquid security valued at $3,802,265, representing 0.23% of net assets, and the High Yield Bond Fund held $3,638,431 of illiquid securities, representing 3.14% of net assets. The Funds will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Funds may experience difficulty in closing out positions at prevailing market prices.
NOTE D—Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available for capital loss carryforwards) under income tax regulations. For the year ended December 31, 2008, permanent differences resulting from

December 31, 2008
different treatments for paydown transactions, foreign currency transactions, REIT and ETF investments and net investment loss were identified and reclassified among the components of net assets as follows:

	Undistributed net	Accumulated net	Paid in
Fund	investment income	realized gain (loss)	capital

Balanced	$(121,332)	$121,332	$—
Growth	(4,223)	(48,923)	53,146
Value	(2,128)	1,638	490
Small Cap	(11)	11	—
International	122	(122)	—
High Yield Bond	446,973	(505,329)	58,356
Women’s Equity	(8,980)	18,483	(9,503)
Global Green	15,288	(15,288)	—
Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in foreign denominated securities and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

December 31, 2008
Notes to Financial Statements, continued
The tax character of distributions paid during 2008 and 2007 was as follows:

	Distributions paid in 2008		Distributions paid in 2007[1]
	Ordinary	Long-term	Ordinary	Long-term
Fund	income	capital gains	income	capital gains

Balanced	$39,942,685	$24,284,549	$39,076,403	$101,734,188
Growth	—	2,254,804	1,383,259	11,358,937
Value	30,893	—	9,844	—
Small Cap	1,970	—	—	—
International	22,864	—	—	—
High Yield Bond	9,097,890	—	7,029,656	—
Women’s Equity	276,053	1,189,429	233,598	3,033,756
Global Green	24,532	—	—	—

[1]	For Women’s Equity Fund, distributions paid in 2007 represent those paid during the nine months ended December 31, 2007.
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

		Undistributed	Other	Net unrealized
	Undistributed	long-term	temporary	appreciation
Fund	ordinary income	capital gains	differences	(depreciation)

Balanced	$255,184	$—	$(130,168,672)	$(196,472,949)
Growth	—	—	(10,409,706)	(26,862,360)
Value	526	—	(591,120)	(1,044,106)
Small Cap	43	—	(175,198)	(304,127)
International	6,643	—	(87,778)	(853,482)
High Yield Bond	—	—	(3,672,833)	(31,710,602)
Women’s Equity	—	—	(3,164,570)	(6,898,286)
Global Green	6,618	—	(173,491)	(2,144,400)
During the period from November 1, 2008 through December 31, 2008, the Balanced Fund, the Growth Fund, the Value Fund, the Small Cap Fund, the International Fund, the High Yield Bond Fund, the Women’s Equity Fund, and the Global Green Fund incurred capital losses in the amounts of $80,034,811; $5,175,678; $351,303; $162,910; $28,149; $1,587,737; $2,948,115; and $148,977, respectively; and the Growth Fund and the Women’s Equity Fund incurred foreign currency losses of $3,638 and $6,107, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2009. Accordingly, during 2008 the Funds may have made

December 31, 2008
distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.
As of December 31, 2008, the Balanced Fund, Growth Fund, Value Fund, Small Cap Fund, International Fund, High Yield Bond Fund, Women’s Equity Fund, and Global Green Fund had capital loss carryforwards, which may be used to offset future net realized capital gains for Federal income tax purposes in the amounts of $50,133,861; $5,230,390; $239,817; $12,288; $59,629; $1,961,330; $210,348; and $24,514; respectively; each which expire in 2016.
The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”, (“FIN 48”). As of December 31, 2008, Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2004 through 2007). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2008, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.
NOTE E—Custodian Bank and Custodian Fees
The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the year ended December 31, 2008, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits

Balanced	$13,517
Growth	2,827
Value	204
Small Cap	70
International	38
High Yield Bond	5,147
Women’s Equity	1,179
Global Green	125

December 31, 2008
Notes to Financial Statements, continued
NOTE F—Subsequent Events
Effective February 23, 2009, the Pax World Value Fund (the “Value Fund”) was liquidated. All assets of the Value Fund attributable to each class of its shares were transferred to the Pax World Balanced Fund in exchange for shares of the corresponding class of the Balanced Fund and other consideration.
NOTE G—Other
On July 30, 2008, Pax World Management Corp., investment adviser to the Pax World Funds, settled with the U.S. Securities and Exchange Commission claims alleging violations of Section 206(2) of the Investment Advisers Act of 1940, and Sections 13(a)(3) and 34(b) of the Investment Company Act of 1940, and agreed to a cease and desist order and a civil penalty of $500,000. The Adviser has informed the Funds that it believes that this matter is not likely to have a material adverse effect on the Funds or the Adviser’s ability to manage the Funds.
In 2007, the Individual Investor Class of the High Yield Bond Fund received a payment of $197,873 from Pax World Management Corp., the Fund’s adviser, and a payment of $96,127 from a non-affiliated broker as reimbursement for dilution of returns that may have occurred in that share class as a result of frequent trading activity from 2001-2003. The total of these reimbursements increased the net asset value of the Individual Investor Class of the Fund by approximately $0.03.
Also in 2007, the Balanced Fund received a non-recurring other income item, a litigation settlement, in the amount of $1,250,000. This reimbursement increased the Fund’s net asset value by approximately $0.01.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Pax World Funds Series Trust I:
We have audited the accompanying statements of assets and liabilities of Pax World Balanced Fund, Pax World Growth Fund, Pax World Value Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Women’s Equity Fund, and Pax World Global Green Fund (collectively, the “Funds;” the eight funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended March 31, 2007 and the financial highlights for each of the four years in the period ended March 31, 2007 of the Pax World Women’s Equity Fund were audited by another independent registered public accounting firm whose report, dated May 18, 2007, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
As discussed in Note F to the financial statements, on February 23, 2009, the Pax World Value Fund was liquidated in accordance with a plan of liquidation as approved by the Board of Trustees.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Pax World Growth Fund, Pax World Value Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Women’s Equity Fund, and Pax World Global Green Fund of Pax World Funds Series Trust I at December 31, 2008, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 23, 2009

December 31, 2008
Notes to Financial Statements, continued
Proxy Voting (Unaudited)
You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.
The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.
Quarterly Portfolio Holdings Disclosure (Unaudited)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.
Federal Tax Information (Unaudited)
The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate dividends received deduction (DRD) are as follows:

	QDI %	DRD %

Balanced	59.84%	37.20%
Growth	N/A	N/A
Value	100.00%	100.00%
Small Cap	100.00%	100.00%
International	100.00%	6.30%
High Yield Bond	1.18%	0.14%
Women’s Equity	100.00%	100.00%
Global Green	100.00%	59.38%

December 31, 2008
Management of the Funds (Unaudited)
The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.
Officers/Trustees
The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.
None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of a advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Pax World Balanced Fund, $136,223.27; Pax World Growth Fund, $27,862.04; Pax World Value Fund, $27,902.83; Pax World International Fund, $18,118.21; Pax World Small Cap Fund, $18,118.20; Pax World High Yield Bond Fund, $27,861.84; Pax World Women’s Equity Fund, $27,903.17; and Pax World Global Green Fund, $18,118.29.

December 31, 2008
Interested Trustees and Officers

	Position(s) Held with the	Principal Occupation(s) During Past	Number of
	Trust; Term of Office[1], and	5 Years and Other Directorships Held	Portfolios
Name and Age	Length of Time Served	by Trustee or Officer	overseen

Laurence A. Shadek (59)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996—present); Executive Vice-President of H.G. Wellington (1986— present); Executive Vice President of Pax World Money Market Fund (1998—2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996— 2006), Pax World Growth Fund (1997—2006), and Pax World High Yield Bond Fund (1999—2006); member of the Board of Trustees of Franklin & Marshall College (1998— present).	8

Joseph Keefe (55)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005—present) and President (2006—present) of the Adviser; President of Pax World Money Market Fund (2006—2008); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005— 2006); President of New Circle Communications LLC (2000—2005); Co-Chair of The Carbon Coalition (2003— present); member of the Boards of Directors of On Belay (2006—present), Americans for Campaign Reform (2003—present), and the Social Investment Forum (2000—2006).	8

John Boese (46)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of the Adviser (2006— present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000— 2006).	N/A

Maureen Conley (46)	Secretary (since 2006)	Senior Vice President of Shareholder Services/ Operations (2005—present) and Manager of Shareholder Services (2000—2005) for the Adviser.	N/A

Alicia K. DuBois (49)	Treasurer (since 2006)	Chief Financial Officer for the Adviser
(2006—present); Assistant Treasurer for Jefferson Pilot Investment Advisory Corp. and for Jefferson Pilot Variable Fund, Inc. (2001—2006); and Assistant Vice President at Lincoln Financial Group
		(formerly Jefferson-Pilot Corp.) (2005—2006)	N/A

Janet Lawton Spates (39)	Assistant Treasurer (since 2006)	Vice President of Administration (2006—present), Treasurer (1998—2006) and Chief Financial Officer (2001—2006) of the Adviser; Treasurer or Assistant Treasurer of the Pax World Funds (1998—2006).	N/A

December 31, 2008
Disinterested Trustees

	Position(s) Held with the	Principal Occupation(s) During Past	Number of
	Trust; Term of Office[1], and	5 Years and Other Directorships Held	Portfolios
Name and Age	Length of Time Served	by Trustee or Officer	overseen

Adrian P. Anderson (54)[2]	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC (2004—present); Senior Consultant of Gray and Co. (1999—2004).	8

Stephen Curwood (61)[3]	Trustee (since 2007)	Executive Producer and Host, Public Radio International’s LIVING ON EARTH (1989—Present); Senior Host, National Public Radio’s World of Opera (1990—2003); Visiting Lecturer, Harvard University, Environmental Science and Public Policy (1997—2003); Freelance author and writer (1969—present); President, World Media Foundation, Inc.; Trustee, Haverford College, Haverford, Pennsylvania; Trustee, Woods Hole Research Center, Falmouth, Massachusetts.	8

Carl H. Doerge, Jr. (70)[2]	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995—present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998—present); member of the Board of Directors (1998—present) and Chairman of the Investment Committee (1999—present) of St. John-land Nursing Home in Kings Park, NY.	8

Cynthia Hargadon (53)[3]	Trustee (since 2006)	Managing Director of CRA Rogers Casey (2006— present); Senior Consultant of North Point Advisors, LLC (2003—2006); President of Potomac Asset Management, Inc. (2000—2002).	8

Louis F. Laucirica (66)[2]	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999—present).	8

Nancy S. Taylor (53)[3]	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005—present); Minister and President, Massachusetts Conference, United Church of Christ (2001—2005); Trustee, Andover Newton Theological School (2002— present); Board of Managers, Old South Meeting House (2005—present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003— present).	8

[1]	Trustees of the Funds hold office until a successor shall have been chosen and shall have qualified. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor shall have been chosen and shall have qualified.

December 31, 2008

[2]	Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Fund Trustees have determined that the Funds have two “financial experts” (as defined under Regulation S-K of the 1933 Act, as amended, and the Securities Exchange Act of 1934, as amended) serving on the Audit Committee, namely Messrs. Carl H. Doerge, Jr. and Adrian P. Anderson.

[3]	Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for recommending and considering Board candidates, reviewing and advising the Board practices and compensation, and overseeing regulatory and fiduciary compliance matters.
The Statement of Additional Information includes additional information about the Fund Trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time or by visiting our website at www.paxworld.com.

Account Options and Services
At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.
Types of Accounts
Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.
Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.
Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.
SIMPLE IRA This is an easy to maintain retirement plan designed for small businesses.
SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.
Education Savings Account & Uniform & Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.
Services
Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.
Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.
www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.
Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.
This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.
Distributor: ALPS Distributors, Inc. member of FINRA (2/09).

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Item 2. Code of Ethics.
As of December 31, 2008, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
     (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $252,000 and $185,886 for the fiscal years ended December 31, 2008 and 2007, respectively.
     (b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2008 and 2007, respectively.
     (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $105,280 and $58,105 for the fiscal years ended December 31, 2008 and 2007, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.
     (d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2008 and 2007, respectively.
     (e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.
          (2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
     (f) Not applicable.
     (g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2008 and 2007, respectively.
     (h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
     Not applicable.
Item 6. Schedule of Investments.
A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11. Controls and Procedures.
     (a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
     (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.
(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe Joseph F. Keefe, President

Date	March 3, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	March 3, 2009

By (Signature and Title)	/s/ Alicia K. DuBois Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	March 3, 2009

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